As filed with the Securities and Exchange Commission on January 24, 2011
Securities Act File No. 33-46973
Investment Company Act File No. 811-6625

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

Registration Statement Under the Securities Act of 1933	☑
Pre-Effective Amendment No. ___	☐

Post-Effective Amendment No. 67	☑

and
Registration Statement Under the Investment Company Act of 1940

Amendment No. 68	☑

THE PAYDEN & RYGEL INVESTMENT GROUP
(formerly P & R Investment Trust)
(Exact Name of Registrant as Specified in Charter)
333 South Grand Avenue, 32nd Floor
Los Angeles, California 90071
(Address of Principal Executive Offices)
(213) 625-1900
(Registrant’s Telephone Number, Including Area Code)
Edward S. Garlock, Esq.
333 South Grand Avenue, 32nd Floor
Los Angeles, California 90071
(213) 625-1900
(Name and Address of Agent for Service)
Copy to: Arthur L. Zwickel, Esq.
Paul, Hastings, Janofsky & Walker LLP
515 S. Flower St., Los Angeles, California 90071
Approximate Date of Proposed Public Offering:
As soon as practicable following effective date.
It is proposed that this filing will become effective:

☑	Immediately upon filing pursuant to paragraph (b)

☐	On (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2), of Rule 485.

☐	This post-effective amendment designates a new effective Date for a previously filed post-effective amendment.
Title of Securities being registered: Shares of Beneficial Interest

PROSPECTUS

JANUARY 24, 2011

Metzler/Payden European Emerging Markets Fund
  (Investor Class — Ticker Symbol MPYMX)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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FUND SUMMARY

 METZLER/PAYDEN EUROPEAN EMERGING MARKETS FUND

INVESTMENT OBJECTIVE:
The Fund seeks long-term capital appreciation.

FEES AND EXPENSES:
The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if you redeem or exchange shares within 30 days of purchase of the shares)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Other Expenses	0.75%
Total Annual Fund Operating Expenses[1]	1.50%

[1] Metzler/Payden LLC (“Metzler/Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) will not exceed 1.50%.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$153	$474	$818	$1,791

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 123% of the average value of its long-term holdings. Given the current economic environment and the normal implementation of the Fund’s principal investment strategies, it is likely the Fund’s portfolio turnover rate will continue to exceed 100%.

PRINCIPAL INVESTMENT STRATEGIES:

ª	Under normal market conditions, the Fund invests at least 80% of its total assets in the equity securities of issuers, regardless of their level of capitalization, that are organized or headquartered in, or that derive at least approximately 20% of their revenue from, European emerging market countries, including but not limited to Hungary, the Czech Republic, Poland, the states of the former Yugoslavia, Bulgaria, Romania, Turkey, the Baltic countries, Russia and the former Soviet Republic countries located in Europe.

ª	The Fund invests in the equity securities of companies that have the potential for above average long-term growth. Essential elements of the selection process include evaluation of macroeconomic factors in each country combined with political conditions, foreign exchange fluctuations and tax considerations. The investment process includes a proprietary quantitative bottom-up based model that screens and ranks stocks in a specific country based on such indicators as price/earnings ratio, earnings profile, price to book ratio, price to cash flow and dividend yield. The Fund’s adviser, Metzler/Payden, then performs in-depth qualitative research on the top-ranked names. This may involve, among other things, on-site company visits, management interviews and valuation of corporate earnings estimates. Securities are sold when deemed appropriate by Metzler/Payden and consistent with the Fund’s investment objectives and policies.

ª	The Fund invests in securities that trade and pay dividends in euros and other foreign currencies. The Fund may adjust its exposure to any particular currency, but is not required to do so. In making any such adjustment, Metzler/Payden will do so based on fundamental economic analysis, incorporating central bank studies and technical analysis.

ª	The Fund is “non-diversified,” which means that Metzler/Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

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FUND SUMMARY

 METZLER/PAYDEN EUROPEAN EMERGING MARKETS FUND (continued)

PRINCIPAL INVESTMENT RISKS:
Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.

ª	The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets. Finally, fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

ª	Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the Fund’s price may experience greater price fluctuation.

ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:
The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Nomura Central and East European Index.
After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the eight-year period, the Fund’s best quarter was 2nd Q 2009 (51.28%) and the worst quarter was 4th Q 2008 (−45.72%).

			Inception
Average Annual Returns Through 12/31/10	1 Year	5 Years	(12/31/02)

Metzler/Payden European Emerging Markets Fund
Before Taxes	15.06%	7.81%	20.52%
After Taxes on Distributions	15.06%	6.85%	18.55%
After Taxes on Distributions and Sale of Fund Shares	9.79%	6.31%	17.32%

Nomura Central and East European Index	10.51%	5.33%	18.72%
(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:
Investment Adviser. Metzler/Payden is the Fund’s investment adviser.
Portfolio Manager. Markus Brueck is the senior portfolio manager for the Fund and has managed the Fund since it opened. Simone Beer has also been a portfolio manager for the Fund since 2007.

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FUND SUMMARY

 METZLER/PAYDEN EUROPEAN EMERGING MARKETS FUND (continued)

PURCHASE AND SALE OF FUND SHARES:
The minimum initial and subsequent investment amounts for each type of account are as follows:

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax deferred amounts may be subject to tax later.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

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This section of this Prospectus discusses investment strategies, types of securities and investment techniques applicable to the Fund, as well as the policies on the disclosure of the Fund’s portfolio holdings.

TEMPORARY DEFENSIVE MEASURES
During times when the Fund’s investment adviser believes that a temporary defensive posture is warranted, the Fund may hold part or all of its assets in cash, U.S. Government and Government agency securities, money market obligations, short-term corporate debt securities and money market funds, or may use futures to hedge the entire portfolio. This may help the Fund minimize or avoid losses during adverse market, economic or political conditions. However, during such a period, the Fund may not achieve its investment objective.

FOREIGN INVESTMENTS
The Fund invests in securities of foreign issuers (“foreign securities”). Investing in foreign securities involves certain risks and considerations not typically associated with investing in U.S. securities, including less publicly available information and less governmental regulation and supervision of foreign stock exchanges, brokers and issuers. Foreign issuers are not usually subject to uniform accounting, auditing and financial reporting standards, practices and requirements. Foreign issuers are subject to the possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment or exchange control regulation, political instability and restrictions in the flow of international capital. Some foreign securities are less liquid and have more volatile prices than U.S. securities. In addition, settling transactions in foreign securities may take longer than U.S. securities. Obtaining and enforcing judgments against foreign entities may be more difficult than obtaining and enforcing judgments against domestic entities.
Changes in foreign exchange rates may adversely affect the value of the Fund’s securities. Fluctuations in foreign currency exchange rates will also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and any net investment income and gains distributed to shareholders. Some foreign fixed income markets offering attractive returns may be denominated in currencies which are relatively weak or potentially volatile compared to the U.S. dollar.

EMERGING MARKETS
The Fund invests in securities of issuers organized or headquartered in emerging market countries. Foreign investment risks are generally greater for securities of such companies. These countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities, making trades difficult. Brokerage commissions, custodial services and other similar investment costs are generally more expensive than in the United States. In addition, securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

FOREIGN CURRENCY TRANSACTIONS
The Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies, or on a forward basis (contracts to purchase or sell a specified currency at a specified future date and price). The Fund will not generally enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect the Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund’s total return will be adversely affected as a result. Open positions in forward contracts are covered by the segregation with the Fund’s custodian of cash, U.S. Government securities or other debt obligations and are marked-to-market daily.

DEPOSITORY RECEIPTS
The Fund may invest in depository receipts. American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) are used to invest in foreign issuers. Generally, an ADR is a dollar-denominated security issued by a U.S. bank or trust company, which represents, and may be converted into, the underlying security that is issued by a foreign company. Generally, EDRs and GDRs represent similar securities, but are issued by European banks and depositories, respectively. ADRs, EDRs and GDRs may be denominated in a currency different from that of the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets, and EDRs, in bearer form, are designed for issuance in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.

U.S. GOVERNMENT SECURITIES
The Fund may purchase debt obligations issued by the U.S. Treasury, which are backed by the full faith and credit of the U.S. Government. These securities include U.S. Treasury bills, notes and bonds.

EXCHANGE-TRADED FUNDS
The Fund may invest in exchange-traded funds (“ETFs”) and other broad market derivative instruments, subject to limitations in amount set forth in regulations under the Investment Company Act of 1940, as amended. These limitations are described under

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“Investments in Exchange-Traded Funds” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Fund’s Internet site at payden.com.
ETFs are shares of a portfolio designed to track closely the performance of any one or an array of market indexes. Examples include the S&P 500 Index, the Barclays corporate bond market index, and the MSCI Europe Index. ETFs trade on the American Stock Exchange, the Chicago Board Options Exchange and the New York Stock Exchange in the same way shares of publicly held companies trade on such exchanges. They may be traded any time during normal trading hours, using all of the portfolio management approaches associated with stocks, e.g., market orders, limit orders, or stop orders. They are also subject to the risks of trading halts due to market conditions or other reasons. In addition, investment in an ETF by the Fund will involve duplication of expenses, as it will require payment by the Fund of its pro rata share of advisory and administrative fees charged by the ETF.

DELAYED DELIVERY TRANSACTIONS
The Fund may engage in delayed delivery transactions. These transactions involve the Fund’s commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account cash U.S. Government securities or high grade debt obligations in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value, but does not accrue income on the security until delivery. When the Fund sells a security on a delayed delivery basis, it does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. As a matter of operating policy, the Fund will not invest more than 50% of its total assets in when-issued and delayed delivery transactions.

DERIVATIVE INSTRUMENTS
The Fund may use derivative instruments for risk management purposes or otherwise as part of its investment strategies. Generally, derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, interest rate, total return and credit default swaps). The Fund does not currently purchase or sell credit default swaps; however, if it did sell credit default swaps, it would maintain sufficient liquidity to cover the entire notional amount of such swaps. The Fund may invest some or all of its assets in derivative instruments. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk or currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leverage risk. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. A description of these and other derivative instruments that the Fund may use are described under “Derivative Instruments” in the section on “Investment Strategies/Techniques and Related Risks” in the Statement of Additional Information, a copy of which is available, free of charge, on the Fund’s Internet sites at payden.com.
The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.
Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. In addition, credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.
Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by its investment adviser in accordance with established procedures, or as permitted by applicable regulation enter into certain offsetting positions, to cover its obligations under derivative instruments.
Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Fund’s position in the

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derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.
Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.
Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates) than if the Fund had not used such instruments.

PORTFOLIO TURNOVER
The Fund’s annual turnover rate indicates changes in its portfolio investments. The Fund’s investment adviser will sell a security when appropriate and consistent with the Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate. Buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. The Fund cannot accurately predict its future annual portfolio turnover rate. It can vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. The Fund’s annual portfolio turnover rates are noted in the Financial Highlights for the Fund in Appendix B.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS
The Fund makes available listings of its portfolio holdings pursuant to policies and procedures set forth under the heading “Disclosure of Fund Portfolio Holdings” in the Statement of Additional Information for the Fund, a copy of which is available, free of charge, on the Fund’s Internet sites at payden.com.

OTHER INVESTMENTS AND TECHNIQUES
The Fund may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for more information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Fund.

MANAGEMENT OF THE FUND

Metzler/Payden LLC (“Metzler/Payden”), located at 333 South Grand Avenue, Los Angeles, California 90071, serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement. Metzler/Payden, which was founded in 1998 and currently has approximately $2.3 billion of assets under management, is a joint venture between Payden & Rygel (“Payden”) and MP&R Ventures, Inc., an affiliate of B. Metzler seel. Sohn & Co. Holding AG (“Metzler”) of Frankfurt, Germany, a major German financial institution. As indicated above, Payden was founded in 1983 and currently has approximately $50 billion of assets under management. Metzler, through its various subsidiaries, is one of the leading investment managers in Germany, managing assets totaling approximately 42 billion euro for institutional clients and mutual funds, including European equity and balanced funds.
Co-Chief Investment Officers. Scott Weiner and Frank Peter Martin serve as Co-Chief Investment Officers of Metzler/Payden. Mr. Weiner is a Managing Principal of Payden, having joined the firm in 1993, and has 26 years experience in the investment management business. Mr. Martin, Executive Vice President of Metzler/Payden, is also Chief Investment Officer of Metzler’s asset management subsidiary. He joined Metzler in 1999 and has 21 years experience in the investment management business. Together, Mr. Weiner and Mr. Martin are responsible for defining the broad investment parameters applicable to the Fund.
Fund Portfolio Managers. A team, composed of personnel made available by Payden and Metzler pursuant to a Service Agreement, are responsible for the day-to-day management of the Fund within those parameters. The portfolio managers, who are generally team leaders or senior investment personnel, are supported by other members of the team, these include research analysts and other investment professionals who provide research support, make securities recommendations and generally support the portfolio managers in all activities. Members of a team may change from time to time, and the team leaders and senior investment personnel who are identified as the portfolio manager or managers for the Fund may also change from time to time. Marcus Brueck and Simone Beer are the portfolio managers for the Fund. Mr. Brueck is a Senior Vice President and Senior Portfolio Manager at Metzler. He is the senior portfolio manager

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MANAGEMENT OF THE FUND

for the Fund and has overall responsibility over the broad aspects of the Fund’s investments, and together with Ms. Beer, Senior Portfolio Manager, deals with portfolio construction, broad security selection and risk assessment. Mr. Brueck has been with Metzler since 2002 and in the investment management business for 20 years, and he has managed the Fund since it opened. Ms. Beer has been with Metzler since 2007 and has been a portfolio manager for the Fund since then. Prior to that, she was with Deutsche Borse from 2003 to 2006, and she has been in the investment management business for 15 years.
The Statement of Additional Information under the section entitled “Portfolio Managers” provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.
As indicated under the “Fees and Expenses” section above, Metzler/Payden has contractually agreed that, for so long as it acts as investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) of the Fund will not exceed 1.50% of the Fund’s average daily net assets on an annualized basis. The Fund remains liable to Metzler/Payden for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized. However, in any given year, the level of reimbursement cannot cause the Fund’s annual expense ratio to exceed the contractual expense limit discussed above.
For the fiscal year ended October 31, 2010, Metzler/Payden earned a fee from the Metzler/Payden European Emerging Markets Fund of 61%.
The Fund is a successor mutual fund to a previously operational fund (the “Predecessor Fund”) that was a series of a separate legal entity called The Metzler/Payden Investment Group (the “M/P Trust”). The Predecessor Fund was reorganized into a newly organized series of The Payden & Rygel Investment Group (the “P&R Trust”) effective January 21, 2011. That series is the Fund that is the subject of this Prospectus. Any reference in this Prospectus to performance information, expense information, financial highlights, events that occurred or payments that were made prior to January 21, 2011 for the Fund refers to the Predecessor Fund.
A discussion regarding the basis for the approval by the M/P Trust’s Board of Trustees of the Investment Advisory Agreement with Metzler/Payden for the Predecessor Fund is available in the Fund’s Annual Report for the fiscal year ended October 31, 2010, under the heading “Approval of Investment Advisory Agreement.” The Annual Report is available, free of charge, on the Fund’s Internet site at payden.com. A discussion regarding the basis for the approval by the P&R Trust’s Board of Trustees of the initial Investment Advisory Agreement with Metzler/Payden for the Fund that is the subject of this Prospectus will be found in the Fund’s Annual Report for the fiscal year ended October 31, 2011, which will be published at the end of 2011.

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SHAREHOLDER INFORMATION

PRICING OF FUND SHARES: NET ASSET VALUE
The net asset value per share of the Fund is determined each day the New York Stock Exchange is open for trading as of the close of regular trading (normally 4:00 p.m. Eastern Time) by dividing the difference between the value of assets and liabilities of the Fund by the number of shares outstanding and rounding to the nearest penny.

Fixed Income Securities. Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of 60 days or less) are valued at market on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt securities with original maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity Securities. Publicly traded equity securities, whether in the United States or outside the United States, for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter market are valued at the latest bid price.

Investment Company Securities. In valuing the Fund’s investment in an Acquired Fund, the Fund uses the net asset value per share of the Acquired Fund.

Derivatives. Options, futures, swaps and other similar assets are valued at the official closing price in the case of exchange traded derivatives or on the basis of information provided by the institution with which the Fund entered into the transaction in the case of other securities.

Fair Value Pricing. Fixed income or equity securities for which market quotations are not readily available will be priced at their fair value as determined in good faith using procedures established pursuant to the Valuation and Liquidity Guidelines adopted by the Board of Trustees of the P&R Trust. In considering the fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security (such as price to earnings ratios for equity securities or yield to maturity for fixed income securities); the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.
Fair value pricing may occur when (1) developments occur that will affect the value of the Fund’s holdings (“significant events”), and (2) those significant events occur after the close of the markets on which the securities trade, but before the time when the net asset value is computed for the Fund. A significant event may relate to a single issuer or an entire market. Examples include: inter-day market halts when no further trading in the securities occurs that day; other developments related to a particular issuer; or significant market fluctuations, natural disasters, armed conflicts or significant governmental actions.
With respect to events affecting individual issuers, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Fund monitor the news for significant events on issuers whose securities exceed a certain weight in the Fund. If an issuer-specific event occurs that the analysts and portfolio managers believe will affect the Fund’s net asset value by more than a prescribed threshold, designated members of the Pricing Committees of the Board of Trustees of the P&R Trust determine based on the facts available (1) if the issuer’s securities will be subject to fair value pricing, and (2) if so, the fair value price of the securities based on one or more of the factors described above.
With respect to events affecting securities markets as a whole, the Valuation and Liquidity Guidelines provide that the analysts and portfolio managers for the Fund monitor the news for significant events related to U.S. securities markets that may generally affect foreign securities markets. If the broad-based U.S. benchmark moves by more than the designated amount between its close on the previous day and the day in question, then the designated members of the Pricing Committee of the Board of Trustees of the P&R Trust determine based on the facts available (1) whether or not the movement in the U.S. market was likely to have been taken into account by the foreign market, i.e., whether or not it occurred before or after the close of the applicable foreign market, (2) whether based on that determination the Fund should be subject to fair value pricing, and (3) if so, the fair value price of each of the securities in the Fund based on one or more of the factors described above.

HOW TO PURCHASE SHARES
You may purchase shares of the Fund based on the net asset value per share without a sales charge. You may open an account by completing a New Account Application and mailing it to the appropriate address below under “Initial Investment.” You cannot purchase shares until the Fund has received a properly completed application in which all required information has been provided. The Fund’s transfer agent (the “Transfer Agent”) is required by law to obtain certain personal information from you (or a person authorized to act on your behalf) in order to verify your (or such person’s) identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund and the Transfer Agent each reserves the right to decline to open your account, to close any existing account you may have, or to take such other action as they deem reasonable or required by law. Finally, the

11
Prospectus

SHAREHOLDER INFORMATION

Fund does not accept cash, money orders, third party checks, traveler’s checks, credit card checks, checks drawn on banks outside the United States, or other checks deemed to be high risk.
To open a tax-sheltered retirement plan, such as an individual retirement account (“IRA”), you must complete special application forms. Please be sure to ask for an IRA information kit.

By Check

1. Complete the New Account Application for the Fund.

2.	Make the check payable to the “Metzler/Payden Fund,” and mail the check or checks, along with the appropriate application, to:

Payden Mutual Funds
P.O. Box 1611
Milwaukee, WI 53201-1611

By Federal Funds Wire

1.	Complete the New Account Application for the Fund and mail it to:
Payden Mutual Funds
P.O. Box 1611
Milwaukee, WI 53201-1611

2.	Wire funds to the Transfer Agent as follows when the application has been processed:
UMB Bank, N.A.
1010 Grand Blvd.
Kansas City, MO 64106
ABA 101000695
DDA 9871063062
Credit to: Payden Funds

For further credit to:	Investor Mutual Fund Account Number Name or Account Registration
Social Security Number or Tax Identification Number
Metzler/Payden European Emerging Markets Fund

3. Please call 1-800-572-9336, to advise of any purchases by wire.

Your purchase will be based on the net asset value per share next determined after the Fund receives your order in proper form. It will accept purchase orders only on days on which the Fund is open for business.
The Fund is “open for business” on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of shares of the Fund with portfolio securities primarily listed on foreign exchanges may change on days when you cannot purchase or redeem such shares if the foreign exchange trades on weekends or other days when the Fund is not open for business.

Additional Investments. You may make additional investments at any time (a) by check, (b) by use of the Automated Clearing House System (“ACH”) (by calling 1-800-572-9336 or via the Fund’s Internet site at payden.com using the Account Access function (user registration required)), or (c) by calling 1-800-572-9336, and wiring Federal funds to the Transfer Agent as described above.

Purchases Through Brokers. The Fund has authorized one or more brokers to accept purchase orders on behalf of the Fund, and such brokers are authorized to designate intermediaries to accept purchase orders on behalf of the Fund. The Fund will be deemed to have received a purchase order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s purchase order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a transaction-based or other fee for handling the purchase or sale of shares, and additional conditions may apply.

Shareholder Servicing Plan. The P&R Trust has adopted a Shareholder Servicing Plan with respect to the Fund, which provides for a fee payable to broker-dealers and other financial intermediaries for shareholder services provided to Fund shareholders who invest in the Fund through the intermediary. The fee is payable at an annual rate not to exceed 0.25% of the Fund’s average daily net assets invested through the intermediary. Because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment in the Fund.

Tax-sheltered Retirement Plans. The Fund accepts purchases of shares by tax-sheltered retirement plans, such as IRAs, rollover IRAs, Roth IRAs, Keogh or corporate profit sharing plans, Simplified Employee Pension plans, 403(b) and 401(k) plans and Coverdell Education Savings Plans. Please call 1-800-572-9336 to receive a retirement package which includes a special application for tax-sheltered accounts. The Fund does not provide fiduciary administration or custody for such plans. The Fund charges an Annual IRA Maintenance Fee of $12.50. The fee is capped at $25.00 per social security number, per account type. A maintenance fee of $12.50 will be charged on all Fund accounts where a full liquidation is made, unless you have already paid the Annual IRA Maintenance Fee for the year.

12
Payden Mutual Funds

SHAREHOLDER INFORMATION

Exchange Privilege. Shares of the Fund may be exchanged for shares of any other mutual fund series of the P&R Trust (each a “Payden Fund”). The minimum amount for any exchange is $250. Because an exchange is considered a redemption and purchase of shares, you may realize a gain or loss for Federal income tax purposes.
In general, the Fund must receive written exchange instructions signed by all account owners. If you complete the telephone privilege authorization portion of the applicable New Account Application or applicable Account Privileges Change Form, you may make exchanges by calling 1-800-572-9336. You may also make exchanges via the Fund’s Internet site, at payden.com, using the Account Access function (user registration required). Finally, you may participate in the Automatic Exchange Program to automatically redeem on a regular basis a fixed amount from the Fund for investment in one of the Payden Funds, or from one of the Payden Funds for investment in the Fund. Each Payden Fund may modify or discontinue this exchange privilege at any time on 60 days notice. Each Payden Fund also reserves the right to limit the number of exchanges you may make in any year to avoid excessive Fund expense.

Telephone Privilege. You may exchange or redeem shares by calling 1-800-572-9336, if you have elected this option on the applicable New Account Application, or if you complete the applicable Account Privileges Change Form. If you call on a business day before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the exchange or redemption will be based on the net asset value per share determined that day; if you call on a business day after the close of regular trading on the New York Stock Exchange, the exchange or redemption will be based on the net asset value per share determined on the next business day. During periods of drastic economic or market changes, it may be hard to reach the Fund by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.
By electing the telephone privilege, you may be giving up some security. However, the Fund employs procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine. The Fund reserves the right to refuse a telephone exchange or redemption request if the Fund or its agents believes that the person making the request is not properly authorized. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be a shareholder.

Automated Investment Programs. You may use two programs for automated investments in the Fund.
Electronic Investment Program. You may elect to make additional investments in the Fund using the ACH, which transfers money directly from your account at your financial institution to the Fund for investment.
You have two investment options. First, you may elect to make investments on a set schedule, either monthly or quarterly. Under this option, your financial institution will deduct a set amount that you authorize, which will normally be credited to the Fund on your choice of either the 1st or 15th day of the month (or next business day if the day you chose falls on a holiday or weekend day). Your financial institution will typically debit your account the prior business day. The minimum initial investment, which may be made by check or wire, is $2,000, with additional investments through the ACH of at least $250.
Under the second option, you may also elect to authorize transfers through the ACH by calling 1-800-572-9336, or via the Fund’s Internet site at payden.com using the Account Access function (user registration required). Money will be withdrawn from your account at your financial institution only when you authorize it. Under this option, the minimum initial investment is $5,000, with additional investments through the ACH of at least $250. If the Fund receives your telephone request or Internet request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the investment will be based on the net asset value per share determined that day. For telephonic requests or Internet requests received after the close of regular trading on the New York Stock Exchange, the investment will be based on the net asset value per share determined on the next business day.

Please note the following guidelines:

ª	Your financial institution must be a member of the ACH.

ª	You must complete and return an Account Privileges Change Form along with a voided check or deposit slip, and it must be received by the Fund at least 15 days before the initial transaction.

ª	You must establish an account with the Fund before the Electronic Investment Plan goes into effect.

ª	The Electronic Investment Plan will automatically terminate if all your shares are redeemed, or if your financial institution rejects the transfer for any reason, e.g., insufficient funds.

ª	You can terminate your participation in the Electronic Investment Plan by writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by phone, at 1-800-572-9336, and it will become effective the month following receipt.

Automatic Exchange Program. You may participate in the Automatic Exchange Plan to automatically redeem on a regular basis a fixed amount from the Fund for investment in one of the Payden Funds, or from one of the Payden Funds for investment in the Fund. You can elect this option by completing the appropriate Automated Investment Programs form to determine the periodic schedule (monthly or quarterly) and exchange amount (minimum amount of $1,000) and to identify the Fund and the applicable Payden Fund(s). The automatic transfer is effected on your choice of either the 1st or 15th day of the month (or the next business day if the day you chose falls on a holiday or on a weekend).

Other Purchase Information. The Fund issues full and fractional shares, but does not issue certificates. The Fund reserves the right, in its sole discretion, to suspend the offering of its shares; to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; and to redeem shares if information provided in the New Account Application proves to be incorrect in any material manner.

13
Prospectus

SHAREHOLDER INFORMATION

Medallion Signature Guarantee — Account Changes and Redemptions. A Medallion Signature Guarantee assures the Fund that a signature is genuine. It is intended to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. Medallion Signature Guarantees are required by the Fund in the following cases:

Account Changes (You must use the Account Privileges Change Form).

ª	To add bank information to an existing account.

ª	To change your existing bank account of record.

ª	To add telephone privileges.

ª	To change account name due to marriage or divorce (you can also provide a copy of the certified legal documents).

ª	To change registered account holders.

Account Redemptions.

ª	To request a redemption in excess of $100,000, which must be in writing.

ª	To request a wire transfer of redemption proceeds to a bank account other than the bank account of record.

ª	To request redemption proceeds to be mailed to an address other than the address of record.

ª	To request redemption proceeds to be mailed to a person other than the record owner of the shares.

ª	To request a redemption within 30 days of an address change.

ª	On the IRA Transfer Form, if you are transferring your Payden Mutual Funds IRA to another fund family.

ª	Certain transactions on accounts involving executors, administrators, trustees or guardians.

The Fund reserves the right to require a Medallion Signature Guarantee under other circumstances.

How to Obtain a Medallion Signature Guarantee. Medallion Signature Guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of Financial Industry Regulatory Authority or members of the New York Stock Exchange. The Fund may reject a signature guarantee if it believes it is not genuine or if it believes the transaction is improper.

HOW TO REDEEM SHARES
The Fund will redeem your shares based on the net asset value per share next determined following receipt of your request in proper form. You can redeem shares by contacting the Fund in writing, by calling 1-800-572-9336, or via the Fund’s Internet site at payden.com.
Redemption requests by telephone or via the Internet may not exceed $100,000. Except as indicated under the “Redemption Fees” discussion in the “Market Timing Activities and Redemption Fees” section in this Prospectus, the Fund generally does not charge for redemptions. Fund shares you redeem may be worth more or less than your purchase price, depending on the market value of the investment securities held by the Fund at the time of redemption.
Send your redemption requests (a) in writing to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or if you have selected either of these options on your New Account Application (b) by calling 1-800-572-9336, or (c) via the Fund’s Internet site at payden.com. The Fund will delay payment for redemption of recently purchased shares until the purchase check has been honored, which may take up to 15 days after receipt of the check. The redemption price will ordinarily be wired to your financial institution or mailed to your address of record one business day after we receive the request. The Fund may charge a $13.00 fee for any wire transfer, and payment by mail may take up to seven to ten days. During periods of drastic economic or market changes, it may be hard to reach the Fund by telephone. If so, you should follow the other exchange and redemption procedures discussed in this Prospectus.
One or more brokers have been authorized to accept redemption orders on behalf of the Fund, and such brokers are authorized to designate intermediaries to accept redemption orders on behalf of the Fund. The Fund will be deemed to have received a redemption order when an authorized broker or broker-authorized designee accepts the order. A shareholder’s redemption order will be priced based on the Fund’s net asset value per share next computed after the order is accepted by an authorized broker or broker-authorized designee. The authorized broker or broker-authorized designee may charge the customer a fee for handling the redemption order.
The Fund reserves the right to pay any redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. While it is unlikely that shares would ever be redeemed in kind, if that does occur, the redeeming shareholder would incur transaction costs upon the disposition of the securities that the shareholder received in the distribution. In addition, under certain circumstances set forth in the Statement of Additional Information, the Fund reserves the right to fully redeem shares in any account, the value of which falls below $5,000 due to shareholder redemptions.
The Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the Federal securities laws.

MARKET TIMING ACTIVITIES AND REDEMPTION FEES

Market Timing Activities. Frequent purchases and redemptions of shares of the Fund by one or more Fund shareholders present various risks for other shareholders of the Fund, including dilution in the value of Fund shares held by long-term shareholders, disruption of the long-term focus of the Fund’s investment program and increased operating expenses, particularly brokerage and other administrative costs. In addition, there are risks specific to the Fund. The Fund invests in overseas markets; thus, there may be risks associated with

14
Payden Mutual Funds

SHAREHOLDER INFORMATION

time-zone arbitrage. For the Fund, which may experience greater volatility, there may be risks associated with short-term trading designed to capitalize on significant changes in the Fund’s net asset value over short periods of time.
As a result, the Board of Trustees for the P&R Trust has adopted policies and procedures designed to discourage frequent trading of shares of the Fund by Fund shareholders, including a redemption fee as discussed below. The Fund’s administrator (the “Administrator”) identifies frequent trading by examining the number of “round trips,” i.e., purchases and redemptions, which occur within a specific time period. If a pattern of frequent trading is thus identified in your account, the Administrator then determines if the value of the trades is of a size sufficient to affect the level of the Fund’s operating expenses. If that is the case, you will then be sent a notice that future trading in your account may be restricted if the pattern of frequent trading persists. If the frequent trading pattern persists in your account without explanation or justification, the Fund will refuse any further purchase or exchange requests by you and will so notify you. It should be noted, however, that in certain circumstances it may not be practicable for the Fund to identify such market timing activities, such as redemptions of shares held in certain omnibus accounts or retirement plans since the Fund does not have the information on the individual transactions within the omnibus account or retirement plan.
The Fund does not have any arrangement with any Fund shareholder to accommodate frequent purchases and redemptions of the Fund’s shares. Finally, because it is not possible to identify and list all market timing abuses that may arise, you should know that the Fund reserves the right to reject a purchase or exchange request for any reason.

Redemption Fees. The P&R Trust Board of Trustees has determined that, with respect to the Fund, there is a greater possibility of frequent trading, and thus the Board of Trustees has adopted a redemption fee for the Fund. You will be charged a redemption fee equal to 2% of the value of the shares being redeemed if you redeem or exchange shares of the Fund within thirty (30) days of purchase of the shares. This fee will be retained by the Fund to help offset the expenses incurred due to short-term trading and to benefit the Fund’s long-term shareholders.
Shares you have held the longest will always be redeemed first. Although the Fund has a goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the fee. Further, the Fund may not apply the redemption fee to certain types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested within thirty (30) days following the death or disability of the shareholder (or, if a trust, its beneficiary) or redemptions initiated by the Fund. The redemption fee does not apply to shares purchased through reinvested dividends or capital gains.

DIVIDENDS AND DISTRIBUTIONS
The Fund declares and distributes dividends to shareholders semi-annually.
The Fund distributes any net realized capital gains from the sale of portfolio securities at least once yearly. The Fund pays dividend and capital gain distributions in the form of additional shares of the Fund at the net asset value per share on the ex-dividend date, unless you elect to receive them in cash by so indicating on the applicable New Account Application, or in writing to the Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, or by calling 1-800-572-9336.

TAX INFORMATION
Dividends paid by the Fund, and distributions paid by the Fund from long-term capital gains, are taxable to you. Any short-term capital gains or taxable interest income, therefore, will be taxable to you as ordinary income. The Fund may incur foreign income taxes in connection with some of their foreign investments, and may credit certain of these taxes to you. Your exchange or sale of the Fund’s shares is a taxable event and may result in a capital gain or loss.
Before purchasing shares of the Fund, you should carefully consider the impact of the dividends or capital gains distributions which the Fund expects to announce, or has announced. If you purchase shares shortly before the record date for a dividend or distribution, you will receive some portion of your purchase price back as a taxable dividend or distribution.
Distributions may be subject to additional state and local taxes, depending on your particular situation. Consult your tax adviser with respect to the tax consequences to you of an investment in the Fund.

GENERAL INFORMATION

Household Delivery of Prospectus and Annual and Semi-Annual Reports. To reduce expenses, we may mail only one copy of the Prospectus and of each Annual and Semi-Annual Report to the address shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-572-9336, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611. We will begin sending you individual copies 30 days after receiving your request.

Privacy Notice. The Fund respects the right of privacy of its shareholders. The Fund also believes that each shareholder expects the Fund to conduct and process shareholder business in an accurate and efficient manner, and at all times in compliance with applicable legal and regulatory requirements concerning the privacy of shareholder information. Please see Appendix A for the Fund’s Privacy Notice directed to its shareholders.

Shareholder Inquiries. For information, call 1-800-572-9336, visit the Fund’s Internet site at payden.com, or write to Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611.

15
Prospectus

APPENDIX A

 Privacy Notice

The P&R Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner and in compliance with applicable legal and regulatory requirements.

Collection of Information
To meet those expectations, we must collect and maintain certain personal information about you. We may collect or capture nonpublic information about you from the following sources:

ª	The Fund application, or other forms;
ª	Oral conversations or written correspondence between you and our representatives;
ª	Your transactions with us; and
ª	Electronic sources, such as our Internet site, or E-Mails.

Internal Access to Information and Safeguards
We limit access to your personal and account information to those employees who need to know that information so that we can provide products and services to you. We also maintain physical, electronic and procedural safeguards to protect your nonpublic personal and account information. Finally, when we dispose of such information, we have in place policies and procedures to assure that such information is properly stored and shredded in the case of documentary material and erased in the case of electronic media so that in either case the information cannot be practicably read or reconstructed.

Disclosure of Information to Third Parties
We do not disclose any nonpublic personal and account information about our customers, or former customers, to anyone, except as permitted by law.
In this regard, we may disclose such information to our affiliates, including the Fund’s investment adviser, Metzler/Payden; administrator, Treasury Plus, Inc.; and distributor, Payden & Rygel Distributors. We also may disclose such information to unaffiliated third parties who are service providers to you or to the Fund, such as broker-dealers, transfer agents, custodians, or our mail processing firm. In each case, such disclosure is permitted by law, and the recipients are permitted to use it only as needed for us to provide agreed services to you. Further, we review the confidentiality policies and procedures of these third parties to satisfy ourselves that they are effective in protecting your confidential information. Finally, we may also disclose information to appropriate government agencies, and to others, as required by law or to prevent fraud.

16

APPENDIX B

 Fund Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the Fund’s most recent financial statements, is include in the Fund’s 2010 Annual Report, which is available on request.

METZLER/PAYDEN EUROPEAN EMERGING MARKETS FUND

	2010	2009	2008	2007	2006

Net asset value – beginning of period	$24.13	$14.99	$42.31	$30.40	$23.91

Income (loss) from investment activities:
Net investment income	(0.07)	0.03	0.29	0.25	0.18
Net realized and unrealized gains (losses)	4.09	9.16	(24.05)	13.30	8.74

Total from investment activities	4.02	9.19	(23.76)	13.55	8.92

Distributions to shareholders:
From net investment income			(0.05)	(0.12)	0.00 (1)
From net realized gains			(3.52)	(1.54)	(2.47)
Return of capital		(0.05)

Total distributions to shareholders	0.00	(0.05)	(3.57)	(1.66)	(2.47)

Proceeds from redemption fees	0.01	0.00 (1)	0.01	0.02	0.04

Net asset value – end of period	$28.16	$24.13	$14.99	$42.31	$30.40

Total return	16.70%	61.44%	(61.17)%	46.45%	40.54%

Ratios/supplemental data:
Net assets, end of period (000s)	$177,844	$200,981	$167,125	$606,918	$164,157
Ratio of gross expense to average net assets	1.64%	1.52%	1.47%	1.40%	1.71%
Ratio of net expense to average net assets	1.50%	1.50%	1.47%	1.40%	1.24%
Ratio of investment income less gross expenses to average net assets	(0.31)%	0.16%	0.76%	0.86%	0.78%
Ratio of net investment income to average net assets	(0.17)%	0.18%	0.76%	0.86%	1.25%
Portfolio turnover rate	123%	133%	204%	122%	128%

The Fund commenced operations on December 30, 2002.

(1)	Amount is less than $0.005

INVESTMENT ADVISER
Metzler/Payden LLC
333 South Grand Avenue
Los Angeles, California 90071

ADMINISTRATOR
Treasury Plus, Inc.
333 South Grand Avenue
Los Angeles, California 90071

DISTRIBUTOR
Payden & Rygel Distributors
333 South Grand Avenue
Los Angeles, California 90071

CUSTODIAN
The Bank of New York Mellon
One Boston Place
Boston, Massachusetts 02109

TRANSFER AGENT
UMB Fund Services, Inc.
803 West Michigan Street, Suite A
Milwaukee, Wisconsin 53233

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071

FOR MORE INFORMATION ABOUT THE METZLER/PAYDEN EUROPEAN EMERGING MARKETS FUND (the “FUND”), THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS:
Annual and Semi-Annual Reports to shareholders for the Fund contain detailed information on the Fund’s investments. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides more detailed information about the Fund, including operations and investment policies. It is incorporated by reference in this Prospectus and is legally considered a part of the Prospectus.

You may obtain copies, free of charge, of each of the Annual and Semi-Annual Reports for the Fund and the SAI, or request other information and discuss your questions about the Fund, by calling toll-free (800) 572-9336, or by writing:

Payden Mutual Funds P.O. Box 1611 Milwaukee, WI 53201-1611

The SAI and Annual and Semi-Annual Reports are available, free of charge, on the Fund’s Internet site at payden.com.

Information about the Fund, including the SAI, can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (“SEC”) in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The Payden & Rygel Investment Group: Investment Company Act File 811-6625

THE PAYDEN & RYGEL INVESTMENT GROUP
METZLER/PAYDEN EUROPEAN EMERGING MARKETS FUND
Investor Class – Ticker Symbol MPYMX
333 South Grand Avenue
Los Angeles, California 90071
1-800-572-9336
STATEMENT OF ADDITIONAL INFORMATION
January 24, 2011
The Payden & Rygel Investment Group (the “P&R Trust”) is a professionally managed, open-end management investment company with eighteen funds available for investment, one of which is listed above. This Statement of Additional Information (“SAI”) contains information about the one fund listed above. This SAI contains information in addition to the information set forth in the prospectus for the fund dated January 24, 2011 (the “Prospectus”). The SAI is not a prospectus and should be read in conjunction with the Prospectus. In addition, the combined Annual Report to Shareholders for the fiscal year ended October 31, 2010 for the Fund and various funds of the P&R Trust is incorporated by reference into this SAI. You may order copies of the Prospectus and the Annual Report without charge at the address or telephone number listed above.

TABLE OF CONTENTS

THE P&R TRUST	3
FUNDAMENTAL AND OPERATING POLICIES	3
INVESTMENT STRATEGIES/TECHNIQUES AND RELATED RISKS	5
DISCLOSURE OF FUND PORTFOLIO HOLDINGS	25
MANAGEMENT OF THE P&R TRUST	26
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	34
INVESTMENT ADVISORY AND OTHER SERVICES	36
PORTFOLIO MANAGERS	42
PORTFOLIO TRANSACTIONS — BROKERAGE ALLOCATION AND OTHER PRACTICES	44
PURCHASES AND REDEMPTIONS	45
TAXATION	46
FUND PERFORMANCE	50
OTHER INFORMATION	52

THE P&R TRUST
The P&R Trust was organized as a Massachusetts business trust on January 22, 1992. The P&R Trust is a professionally managed, open-end management investment company which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The P&R Trust currently offers shares of the Metzler/Payden European Emerging Markets Fund listed on the cover page of this SAI. The P&R Trust also currently offers shares of each of the following seventeen series of the P&R Trust which are offered through one or more prospectuses and SAIs: Payden Cash Reserves Money Market Fund, Payden Limited Maturity Fund, Payden Short Bond Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Tax Exempt Bond Fund, Payden California Municipal Income Fund, Payden Global Short Bond Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund, Payden Value Leaders Fund, Payden U.S. Growth Leaders Fund, Payden Global Equity Fund and Payden/Kravitz Cash Balance Plan Fund. The Metzler/Payden European Emerging Markets Fund is referred to throughout this SAI as the “Metzler/Payden Fund” or the “Fund.” Metzler/Payden LLC (“Metzler/Payden”) is the investment adviser to the Metzler/Payden Fund, and it may be referred to throughout this SAI as Metzler/Payden, or a reference to the Fund’s “investment adviser” means Metzler/Payden.
The Fund is a successor mutual fund to a previously operational fund (the “Predecessor Fund”) that was a series of a separate legal entity called The Metzler/Payden Investment Group (the “Predecessor Trust”), a Delaware statutory trust. The Predecessor Fund was reorganized into a newly organized series of the P&R Trust, effective January 21, 2011, which is the Fund. Any reference in this SAI to performance information, expense information, financial highlights, events that occurred or payments that were made prior to January 21, 2011 for the Fund refers to the Predecessor Fund or the Predecessor Trust.
FUNDAMENTAL AND OPERATING POLICIES
The Fund’s investment objective is fundamental and may not be changed without shareholder approval, as described in the “Voting” discussion in the “Other Information” section in this SAI. Any policy that is not specified in the Prospectus or in the SAI as being fundamental is a non-fundamental, or operating, policy. If the Board of Trustees for the Fund (the “Fund’s Board”) determines that the Fund’s investment objective may best be achieved by changing a non-fundamental policy, the Fund’s Board may make such change without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets will not be violated unless an excess occurs immediately after, and is caused by, an acquisition of securities or other assets of, or borrowings by, the Fund.

METZLER/PAYDEN FUND — FUNDAMENTAL POLICIES
As a matter of fundamental policy:
(1) BORROWING. The Metzler/Payden Fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes or for the clearance of transactions, and then only in amounts not exceeding 30% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings).
(2) COMMODITIES. The Metzler/Payden Fund may not purchase or sell commodities or commodity contracts, except that (i) the Metzler/Payden Fund may enter into financial and currency futures contracts and options on such futures contracts, (ii) the Metzler/Payden Fund may enter into forward foreign currency exchange contracts (the Metzler/Payden Fund does not consider such contracts to be commodities), and (iii) the Metzler/Payden Fund may invest in instruments which have the characteristics of both futures contracts and securities.
(3) LOANS. The Metzler/Payden Fund may not make loans, except that (i) the Metzler/Payden Fund may purchase money market securities and enter into repurchase agreements, (ii) the Metzler/Payden Fund may acquire bonds, debentures, notes and other debt securities, and (iii) the Metzler/Payden Fund may lend portfolio securities in an amount not to exceed 33% of its total assets (with the value of all loan collateral being “marked-to-market” daily at no less than 100% of the loan amount).
(4) MARGIN. The Metzler/Payden Fund may not purchase securities on margin, except that (i) the Metzler/Payden Fund may use short-term credit necessary for clearance of purchases of portfolio securities, and (ii) the Metzler/Payden Fund may make margin deposits in connection with futures contracts and options on futures contracts.

(5) MORTGAGING. The Metzler/Payden Fund may not mortgage, pledge, hypothecate or in any manner transfer any security owned by the Fund as security for indebtedness, except as may be necessary in connection with permissible borrowings and then only in amounts not exceeding 30% of the Fund’s total assets valued at market at the time of the borrowing.
(6) ASSETS INVESTED IN ANY ISSUER. The Metzler/Payden Fund may not purchase a security if, as a result, with respect to 50% of the Fund’s total assets, more than 5% of its total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).
(7) SHARE OWNERSHIP OF ANY ISSUER. The Metzler/Payden Fund may not purchase a security if, as a result, with respect to 50% of the Fund’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).
(8) REAL ESTATE. The Metzler/Payden Fund may not purchase or sell real estate (although it may purchase securities secured by real estate partnerships or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein) or real estate limited partnership interests.
(9) SHORT SALES. The Metzler/Payden Fund may not effect short sales of securities.
(10) UNDERWRITING. The Metzler/Payden Fund may not underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.
(11) SENIOR SECURITIES. The Metzler/Payden Fund may not issue “senior securities” (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission.
METZLER/PAYDEN FUND — OPERATING POLICIES
As a matter of non-fundamental operating policy:
(1) CONTROL OF PORTFOLIO COMPANIES. The Metzler/Payden Fund may not invest in companies for the purpose of exercising management or control.
(2) ILLIQUID SECURITIES. The Metzler/Payden Fund may not purchase a security if, as a result of such purchase, more than 15% of the Fund’s net assets would be invested in illiquid securities or other securities that are not readily marketable, including repurchase agreements which do not provide for payment within seven days. For this purpose, restricted securities eligible for resale pursuant to Rule 144A under the Securities Act may be determined to be liquid.
(3) INVESTMENT COMPANIES. The Metzler/Payden Fund may not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and the rules and regulations thereunder.
(4) OIL AND GAS PROGRAMS. The Metzler/Payden Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs or leases.
INVESTMENT STRATEGIES/TECHNIQUES AND RELATED RISKS
The investment objectives and general investment policies of the Fund are described in the Prospectus. Additional information concerning investment strategies/techniques and the characteristics of certain of the Fund’s investments, as well as related risks, is set forth below.
The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. These market conditions may continue or get worse. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.
FUND DIVERSIFICATION
The Fund is classified as a “non-diversified” fund. As provided in the 1940 Act, a diversified fund has, with respect to at least 75% of its total assets, no more than 5% of its total assets invested in the securities of one issuer, plus cash, Government securities, and securities of other investment companies. Because the investment adviser may from time to time invest a large percentage of the Fund’s assets in securities of a limited number of issuers, the Fund may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified investment company. However, the Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), and therefore is subject to diversification limits requiring that, as of the close of each fiscal quarter, (i) no more than 25% of its total assets may be invested in the securities of a single issuer (other than U.S. Government securities), and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (other than U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer.

EQUITY AND EQUITY-BASED SECURITIES
Common Stocks
Common stocks, the most familiar type of equity securities, represent an equity (ownership) interest in a corporation. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in the issuer’s financial condition and prospects and on overall market and economic conditions. In addition, small companies and new companies often have limited product lines, markets or financial resources, and may be dependent upon one person, or a few key persons, for management. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are more subject to changes in earnings and prospects.
Preferred Stocks
Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Depository Receipts
American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) are used to invest in foreign issuers. Generally, an ADR is a dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, the underlying security that is issued by a foreign company. Generally, an EDR represents a similar securities arrangement but is issued by a European bank, while GDRs are issued by a depository. ADRs, EDRs and GDRs may be denominated in a currency different from the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets and EDRs, in bearer form, are designed for issuance in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.
Convertible Securities and Warrants
A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.
The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value.
Like other debt securities, the market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term securities have greater yields than do shorter term securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.
Warrants give the holder the right to purchase a specified number of shares of the underlying stock at any time at a fixed price, but do not pay a fixed dividend. An investment in warrants involves certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the possible failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment in the warrant). As a matter of operating policy, the Fund will not invest more than 5% of its total assets in warrants.
FIXED INCOME SECURITIES
U.S. Treasury Obligations
U.S. Treasury obligations are debt securities issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ mainly in the lengths of their maturities (e.g., Treasury bills mature in one year or less, and Treasury notes and bonds mature in two to 30 years).

Money Market Obligations
Money market obligations include U.S. dollar denominated bank certificates of deposit, bankers acceptances, commercial paper and other short-term debt obligations of U.S. and foreign issuers, including U.S. Government and agency obligations. All money market obligations are high quality, meaning that the security is rated in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one if only one rating service has rated the security) or, if unrated, is determined by the relevant Fund’s investment adviser to be of comparable quality.
INVESTMENTS IN REGISTERED INVESTMENT COMPANIES
As permitted under the 1940 Act and the rules thereunder, the Metzler/Payden Fund may acquire the shares of affiliated funds and of unaffiliated funds (collectively, “Acquired Funds”).
The Fund may invest in shares of Acquired Funds, including affiliated funds, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.
Generally, under the 1940 Act and SEC rules thereunder, the Fund’s acquisition of the securities of affiliated Acquired Funds is subject to the following guidelines and restrictions:
(A)	The Fund may own an unlimited amount of any affiliated Acquired Fund’s voting securities.

(B)	The sales load and distribution fees paid by the Fund with respect to an affiliated Acquired Fund, aggregated with any distribution fees of the Fund, may not be excessive under Financial Industry Regulatory Authority (“FINRA”) rules.

(C)	Any affiliated Acquired Fund must have a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.
In addition, the Fund may acquire shares of unaffiliated Acquired Funds. In addition to guidelines (B) and (C) above, under the 1940 Act and SEC rules thereunder, the Fund’s acquisition of the securities of unaffiliated Acquired Funds is subject to the following guidelines and restrictions:
(D)	The Fund and its “affiliated persons” may own no more than 3% of an unaffiliated Acquired Fund’s voting securities.

(E)	The Fund and the Acquired Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the FINRA applicable to funds of funds.

(F)	The Acquired Fund is not obligated to redeem its securities held by the Fund in an amount greater than 1% of the Acquired Fund’s total outstanding securities during any period less than 30 days.

(G)	The purchase or acquisition of the Acquired Fund is made pursuant to an arrangement with the Acquired Fund or its principal underwriter whereby the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Acquired Fund and vote in accordance with such instructions; or (ii) vote the shares of the Acquired Fund held by the Fund in the same proportion as the vote of all other shareholders of the Acquired Fund.
Acquired Funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would incur not only the proportionate share of the expenses of the Acquired Funds held by the Fund, but also expenses of the Fund.
Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until Metzler/Payden determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.
Investment decisions by the investment advisers to the Acquired Funds in which the Fund invests are made independently of the Fund.
INVESTMENTS IN EXCHANGE-TRADED FUNDS (“ETFs”)
The Metzler/Payden Fund also invest directly in exchange-traded funds. The Acquired Funds in which the Fund invests may also invest in ETFs. Investments in shares of ETFs by the Fund or an Acquired Fund in which the Fund invests are subject to the guidelines set forth above under “INVESTMENTS IN REGISTERED INVESTMENT COMPANIES” applicable to unaffiliated funds (i.e., guidelines (D) through (G)).
An ETF is a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index or basket of securities. The Fund could purchase an ETF to temporarily gain exposure to a portion of a U.S. or foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Because an ETF attempts to exactly replicate the particular stock index or basket of securities to which it is related, any price movement away from the value of the underlying stocks is generally quickly eliminated by professional traders. Thus, the investment adviser believes that the movement of the share prices of the ETFs in which the Fund invests should closely track the movement of the particular stock index or basket of securities to which it is related.
INVESTMENTS BY THE FUND AND BY ACQUIRED FUNDS IN WHICH THE FUND INVESTS
The Fund may invest directly in the types of securities specified in the Prospectus and this SAI. In addition, investments by the Acquired Funds, and consequently by the Fund investing in Acquired Funds, may include such securities. References in this SAI to investments by the Fund include the Fund’s “direct” investments, as well as its “indirect” investments (i.e., investments by its Acquired Funds). Greater detail about the types of investments and investment guidelines of any Acquired Fund are included in the Acquired Fund’s prospectus and statement of additional information.
COUNTRY FUNDS
Subject to the provisions of the 1940 Act and the restrictions set forth in the Prospectus and elsewhere in this SAI, the Fund may invest in the shares of investment companies that invest in specified foreign markets. Several foreign governments permit investments by non-residents in their markets only through participation in certain investment companies specifically organized to participate in such markets. The Fund may also invest a portion of its assets in unit trusts and country funds that invest in foreign markets that are smaller than those in which the Fund would ordinarily invest directly. Investments in such pooled vehicles should enhance the geographical diversification of the portfolio’s assets, thereby reducing the risks associated with investing in certain smaller foreign markets. Investments by the Fund in such vehicles should also provide increased liquidity and lower transaction costs for the Fund than are normally associated with direct investment in such markets. However, an investment in a country fund by the Fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such country fund.
MONEY MARKET FUNDS
To maintain liquidity, the Fund may invest in money market funds. As a matter of operating policy, the Fund does not anticipate investing more than 15% of its total assets in money market funds except that the Fund may invest more than 15% of its total assets in the Payden Cash Reserves Money Market Fund. It will do so for cash management purposes or for temporary defensive purposes. An investment in a money market mutual fund by the Fund will involve indirectly payment by the Fund of its pro rata share of advisory and administrative fees of such money market fund.
REPURCHASE AGREEMENTS
To maintain liquidity, the Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.
Repurchase agreements are the economic equivalent of loans by the Fund. In the event of a bankruptcy or default of any registered dealer or bank, the Fund could experience costs and delays in liquidating the underlying securities which are held as collateral, and the Fund might incur a loss if the value of the collateral declines during this period.
REVERSE REPURCHASE AGREEMENTS
The Fund may enter into reverse repurchase agreements (agreements to sell portfolio securities, subject to the Fund’s agreement to repurchase them at a specified time and price) with well-established registered dealers and banks. The Fund covers its obligations under a reverse repurchase agreement by maintaining a segregated account comprised of cash, U.S. Government securities or high-grade debt obligations, maturing no later than the expiration of the agreement, in an amount (marked-to-market daily) equal to its obligations under the agreement. Reverse repurchase agreements are the economic equivalent of borrowing by the Fund, and are entered into by the Fund to enable it to avoid selling securities to meet redemption requests during market conditions deemed unfavorable by the Fund’s investment adviser.

ILLIQUID SECURITIES
As a matter of operating policy, the Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Fund’s investment adviser will monitor the amount of illiquid securities in the Fund’s portfolio, to ensure compliance with the Fund’s investment restrictions.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, securities of foreign issuers (“foreign securities”), municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. In accordance with guidelines established by the Board, the Fund’s investment adviser will determine the liquidity of each investment using various factors such as (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the likelihood of continued marketability and credit quality of the issuer.
FOREIGN INVESTMENTS
The Prospectus describes the extent to which the Fund may invest in securities of issuers organized or headquartered in foreign countries (“foreign securities”).
Risks of Foreign Investing
There are special risks in investing in any foreign securities in addition to those relating to investments in U.S. securities.
Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States.
Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.
Emerging Markets Investments. Investments by the Fund in securities issued by the governments of emerging or developing countries, and of companies within those countries, involve greater risks than other foreign investments. Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability, than those of more developed countries. The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in stocks, and significant foreign currency devaluations and fluctuations.
Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets. Such volatility may be exacerbated by illiquidity. The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may result in the Fund being forced to purchase securities at substantially higher prices than the current market, or to sell securities at much lower prices than the current market.
Currency Fluctuations. To the extent that the Fund invests in securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Fund’s investment adviser expects that most foreign securities in which the Fund invests will be purchased in over-the-counter markets or on bond exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign bond markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign bond holdings may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.
Transactions in options on securities, futures contracts and futures options may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to payment, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.
The value of the Fund’s portfolio positions may also be adversely impacted by delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States.
Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.
Taxes. The interest payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. A shareholder otherwise subject to U.S. Federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. Federal income tax purposes for its proportionate share of such foreign taxes paid by the Fund. The Fund intends to sell such bonds prior to the interest payment date in order to avoid withholding.
Costs. The expense ratio of the Fund investing in foreign securities (before reimbursement by the Fund’s investment adviser pursuant to any applicable expense limitation described in the Prospectus) is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher than that of domestic securities.

The Fund also may enter into swap agreements with respect to interest rates, commodities, indexes of securities or commodities and credit default situations, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Fund may also invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Fund’s Board of Trustees determines that their use is consistent with the Fund’s investment objective.
The value of some derivative instruments in which the Fund invests may be particularly sensitive to many factors, including for example changes in prevailing interest rates, and like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s investment adviser to forecast interest rates and other economic factors correctly. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.
The Fund might not employ any of the strategies described in this section, and no assurance can be given that any strategy used will succeed. If the Fund’s investment adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at the disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For the Fund that gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.
Options on Securities and Indexes
The Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
The Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures.
If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”
Risks Associated with Options on Securities and Indexes
There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.
Foreign Currency Options
The Fund may buy or sell put and call options on foreign currencies. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Futures Contracts and Options on Futures Contracts
A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.
The Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that the Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.
An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including, for example, the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.
The Fund may purchase and write call and put futures options, as specified for the Fund in the Prospectus. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Limitations on Use of Futures and Futures Options
The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.
When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures positions.
The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.
The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”
When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.
Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.
When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).
When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund. When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures established that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.
To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on the Fund’s portfolio securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectus.
The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See “Taxation.”
Risks Associated with Futures and Futures Options
There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the reaction of the underlying U.S. Government securities. To the extent that a municipal bond fund enters into such futures contracts, however, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of municipal securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon
Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.
Swap Agreements and Options on Swap Agreements
The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, total return swaps and credit default and event-linked swaps. To the extent the Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. The Fund may also enter into options on swap agreements (“swap options”).
The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. As a matter of operating policy, the aggregate purchase price of caps and floors held by the Fund may not exceed 5% of its total assets at the time of purchase.
Consistent with the Fund’s investment objective and general investment polices, certain of the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.
The Fund may enter into credit default swap agreements. While the structure of a credit default swap depends on the particular swap agreement, a typical credit default structure is as follows. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.
A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.
Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures, to avoid any potential leveraging of the Fund’s portfolio. Generally, the notional amount of any long positions in credit default swaps will be covered by the segregation of assets. However, long and short positions in credit default swaps which reference the same credit, pay/receive the same currency and have the same counter party may be netted for purposes of the calculation of asset segregation. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. As a matter of operating policy, the Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets. Also as a matter of operating policy, the Fund will not enter into a swap transaction at any time that the aggregate amount of its net obligations under such transactions exceeds 15% of its total assets. If the Fund enters into a swap transaction on other than a net basis, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the SEC.
Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the ability of the Fund’s investment adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid depending on the underlying circumstances. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (“CFTC”). To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.
This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.
Structured Notes
Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Fund’s investment adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.
Hybrid Instruments
A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such an hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero.

Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. The Fund will not invest more than 5% of its total assets in hybrid instruments.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS.
The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Fund’s investment adviser in accordance with procedures established by the Fund’s Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.
When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.
FOREIGN CURRENCY TRANSACTIONS
As indicated in the Prospectus, the Fund may enter into foreign currency transactions. The Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis. Under normal circumstances, the Fund will enter into forward currency contracts (contracts to purchase or sell a specified currency at a specified future date and price). The Fund generally will not enter into a forward currency contract with a term of greater than one year. Although forward currency contracts are used primarily to protect the Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund’s total return will be adversely affected as a result. Most forward foreign currency transactions entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s obligations will be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s gain or loss position under the forward transaction will be accrued daily and any net loss positions will be covered by the segregation of assets determined to be liquid by the Fund’s investment adviser in accordance with established procedures.
Precise matching of the amount of forward currency contracts and the value of securities denominated in such currencies of the Fund will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward currency contract is entered into and the date it matures. Prediction of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit a substantial portion of its assets to the consummation of these contracts. The Fund generally will not enter into such forward currency contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies.
At the maturity of a forward currency contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
It may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.
If the Fund retains a portfolio security and engages in an offsetting foreign currency transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting foreign currency transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
The Fund’s dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Use of forward currency contracts to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from an increase in the value of that currency.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.
LENDING OF PORTFOLIO SECURITIES
To realize additional income, the Fund may lend securities with a value of up to 30% of its total assets to broker-dealers, institutional investors or other persons. Each loan will be secured by collateral which is maintained at no less than 100% of the value of the securities loaned by marking-to-market daily. The Fund will have the right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within a longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. Loans will only be made to persons deemed by the Fund’s investment adviser to be of good standing in accordance with standards approved by the Fund’s Board of Trustees and will not be made unless, in the judgment of the Fund’s investment adviser, the consideration to be earned from such loans would justify the risk. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. In addition, voting rights or rights to consent with respect to the loaned securities pass to the borrower.
TEMPORARY DEFENSIVE MEASURES
The Fund may establish and maintain reserves when the Fund’s investment adviser determines that such reserves would be desirable for temporary defensive purposes (for example, during periods of substantial volatility in interest rates) or to enable it to take advantage of buying opportunities. The Fund’s reserves may be invested in domestic and foreign money market instruments, including government obligations.
BORROWING
The Fund may borrow for temporary, extraordinary or emergency purposes, or for the clearance of transactions, and then only in amounts not exceeding 30% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings). The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of the Fund’s borrowings, additional investments will not be made while borrowings are in excess of 5% of the Fund’s total assets. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with any such borrowings or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.
Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. To the extent the Fund is leveraged, the value of its assets will tend to increase more when its portfolio securities increase in value, and to decrease more when its portfolio securities decrease in value, than if its assets were not leveraged. The rights of any lender to the Fund to receive payments of interest or repayments of principal will be senior to those of the investors in the Fund. Consequently, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Also, the terms of any borrowings may contain provisions that limit certain activities of the Fund, including the ability to make distributions.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS
The Board of Trustees of the P&R Trust has adopted a policy and related procedures with respect to the disclosure of the portfolio holdings of the Fund. You may obtain a listing of the portfolio holdings of the Fund by sending a written request to the Fund at 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071. With the exception of certain third-party providers to the Fund, portfolio holdings of the Fund are made available to any person, including without limitation individual investors, institutional investors, intermediaries that distribute the Fund’s shares and rating and ranking organizations, as of a month-end and are released after the following month-end. As an example, Fund portfolio holdings as of January 31 are first made available to any person on March 1.
Employees of the following third-party service providers, whose job responsibilities require them to have access to the Fund’s portfolio holdings on a daily basis, are not subject to the delayed availability policy: the Fund’s investment adviser, fund administrator, fund accountant, custodian, transfer agent, independent registered public accounting firm, outside counsel, and financial printer. Each of these third-party providers requires that their employees maintain the confidentiality of this information and prohibits any trading based on this confidential information.
Neither the Fund, its investment adviser, or any other party receives any compensation in connection with the disclosure of information about portfolio holdings of the Fund. Further, there are no ongoing arrangements for the Fund to make available to any person information on the Fund’s portfolio holdings outside the disclosure policy just described. Finally, the Fund’s Chief Compliance Officer must approve any disclosure of the Fund’s portfolio holdings that is outside the terms of this disclosure policy.
There can be no guarantee that the Fund’s disclosure policy and related procedures will be effective in preventing the misuse of information about portfolio holdings of the Fund by the persons in possession of this information.
MANAGEMENT OF THE P&R TRUST
TRUSTEES AND OFFICERS
The Board of Trustees (“Payden Board”) of the P&R Trust are responsible for the overall management of the Fund, including establishing the Fund’s policies, general supervision and review of its investment activities. Massachusetts law requires each Trustee to perform his or her duties as a Trustee, including duties as a member of any Payden Board committee on which he or she serves, in good faith, in a manner he or she reasonably believes to be in the best interests of the P&R Trust, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The officers of the P&R Trust, who administer the Fund’s daily operations, are appointed by the Board of Trustees.
Board of Trustees
The current members of the Payden Board and their affiliations and principal occupations for the past five years are as set forth below. The Trustees listed as “Independent Trustees” are not “interested persons” of the P&R Trust, as defined in the 1940 Act.

				NUMBER OF
		YEAR FIRST		P&R TRUST
	POSITION	ELECTED AS		SERIES
	WITH	A TRUSTEE	PRINCIPAL OCCUPATION(S)	OVERSEEN BY	OTHER DIRECTORSHIPS	OTHER RELEVANT
NAME, ADDRESS AND AGE	P&R TRUST	OF P&R TRUST	DURING PAST 5 YEARS	TRUSTEE	HELD BY TRUSTEE	EXPERIENCE

Independent Trustees

W.D. Hilton, Jr. 333 South Grand Avenue Los Angeles, CA 90071 Age: 63	Trustee	1993	President and CEO, Trust Services, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust	All (18)	Trustee, The Metzler/Payden Investment Group (registered investment company); Director, Bermuda Fire and Marine Co. (insurance company) (until 2006)	Bank board experience Executive management (CFO) experience Board service for charitable/educational/nonprofit organizations

Gerald S. Levey, M.D. 333 South Grand Avenue Los Angeles, CA 90071 Age: 73	Trustee	2000	Vice Chancellor and Dean (1994-2010) and Dean Emeritus (2010-present) and Distinguished Professor of Medicine (1998-present), David Geffen School of Medicine, at the University of California, Los Angeles	All (18)	Trustee, The Metzler/Payden Investment Group (registered investment company)	Executive corporate management experience Board service for charitable/educational/nonprofit organizations

Thomas V. McKernan 333 South Grand Avenue Los Angeles, CA 90071 Age: 66	Trustee	1993	Chief Executive Officer, Automobile Club of Southern California	All (18)	None	Executive management (CFO) experience Board service for charitable/educational/nonprofit organizations MBA

Rosemarie T. Nassif 333 South Grand Avenue Los Angeles, CA 90071 Age: 69	Trustee	2008	President (1999-2010) and President Emerita (2010-present), Holy Names University, Oakland	All(18)	None	Bank board experience Board service for charitable/educational/nonprofit organizations

Andrew J. Policano 333 South Grand Avenue Los Angeles, CA 90071 Age: 61	Trustee	2008	Dean, The Paul Merage School of Business, at the University of California, Irvine (2004-present); Kuechenmeister Professor of Finance, University of Wisconsin-Madison (2001-2004)	All(18)	Director, Badger Meter, Inc. (flow measurement and manufacturer); Director, control products Rockwell Collins (aerospace and communications company)	Published research — finance & economics Board service for charitable/educational/nonprofit organizations Ph.D. — Economics

				NUMBER OF
		YEAR FIRST		P&R TRUST
	POSITION	ELECTED AS		SERIES
	WITH	A TRUSTEE	PRINCIPAL OCCUPATION(S)	OVERSEEN BY	OTHER DIRECTORSHIPS	OTHER RELEVANT
NAME, ADDRESS AND AGE	P&R TRUST	OF P&R TRUST	DURING PAST 5 YEARS	TRUSTEE	HELD BY TRUSTEE	EXPERIENCE

Dennis C. Poulsen 333 South Grand Avenue Los Angeles, CA 90071 Age: 68	Trustee	1992	Chairman of the Board, Rose Hills Company (mortuary and cemetery)	All (18)	Director, Rose Hills Company (mortuary and cemetery); Director, Ameron International Corp. (manufacturing) (until 2009)	Executive management (CEO) experience Board service for charitable/educational/nonprofit organizations J.D.

Stender E. Sweeney 333 South Grand Avenue Los Angeles, CA 90071 Age: 71	Trustee	1992	Private Investor	All (18)	Director, Avis Budget Group, Inc. (car rental company)	Corporate board experience (audit chair) Executive management (CFO) experience Board service for charitable/educational/nonprofit organizations MBA

Interested Trustees*

Joan A. Payden 333 South Grand Avenue Los Angeles, CA 90071 Age: 79	Chairman, CEO and Trustee	1992	President, Chief Executive Officer and Director, Payden & Rygel	All (18)

Michael E. Salvay 333 South Grand Avenue Los Angeles, CA 90071 Age: 49	Trustee	2009	Managing Principal, Payden & Rygel	All (18)

Mary Beth Syal 333 South Grand Avenue Los Angeles, CA 90071 Age: 48	Trustee	2000	Managing Principal and Director, Payden & Rygel	All (18)

*	“Interested persons” of the P&R Trust by virtue of their affiliation with Payden & Rygel (“Payden”), the investment adviser to various series of the P&R Trust.

Information Concerning the Payden Board
     The Role of the Board
         The Payden Board provides oversight of the management and operations of all of the mutual funds of the P&R Trust (the “Payden Funds”), and will do the same for the Fund, following its organization. Like all mutual funds, the day-to-day responsibility for the management and operation of the Payden Funds is the responsibility of various service providers to the Payden Funds, such as Payden Funds’ investment advisers, distributor, administrator, custodian and transfer agent. The Payden Board approves all significant agreements between the Payden Funds and their service providers. The Payden Board has appointed various senior individuals of an adviser to the Payden Funds to serve as officers of the P&R Trust, with responsibility to monitor and report to the Payden Board on the day-to-day operations of the Payden Funds. In conducting this oversight, the Payden Board receives regular reports from these officers and service providers regarding the operations of each of the Payden Funds. The Payden Board has appointed a Chief Compliance Officer who administers the compliance program for the Payden Funds and regularly reports to the Payden Board as to compliance matters. Some of these reports are provided as part of formal board meetings which are typically held quarterly, in person, and involve the Payden Board’s review of recent operations of the various Payden Funds. From time to time, one or more members of the Payden Board may also meet with P&R Trust officers in less formal settings, between formal board meetings, to discuss various topics. In all cases, however, the role of the Payden Board and of any individual Trustee of the P&R Trust is one of oversight and not of management of the day-to-day affairs of the Payden Funds and its oversight role does not make the Board a guarantor of the investments, operations or activities of the various Payden Funds.
     Payden Board Leadership Structure
         The Payden Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established three standing committees, an Audit and Governance Committee, a Pricing Committee and a Nominating Committee, which are discussed in greater detail below under “Payden Board Committees.” Seventy percent of the members of the Payden Board are Independent Trustees. The Audit and Governance Committee and Nominating Committee are comprised entirely of Independent Trustees. The Chairman of the Payden Board is also the President and Chief Executive Officer (“CEO”) of Payden. The Payden Board has not appointed a lead Independent Trustee. The Payden Board reviews its structure annually. In developing its structure, the Payden Board has considered that the Chairman of the Payden Board, as the CEO of Payden, can provide valuable input based on her tenure with Payden and experience in the types of securities in which the Payden Funds invest and in which the Fund will invest. The Payden Board has also determined that the structure, function and composition of its three board committees are appropriate means to provide effective oversight and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.
     Payden Board Oversight of Risk Management
          As part of its oversight function, the Payden Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Audit Committee supports the Payden Board’s oversight of risk management in a variety of ways, including (i) meeting with the Payden Funds’ Treasurer and with the Payden Funds’ independent registered public accounting firm to discuss, among other things, the internal control structure of the Payden Funds’ financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002, and (ii) reporting to the Payden Board as to these and other matters. Similarly, the Pricing Committee supports the Payden Board’s oversight of risk management in the context of the pricing of securities and any potential impact on the net asset value for the various Payden Funds.
     Information about Each Trustee’s Qualification, Experience, Attributes or Skills
          The Nominating Committee of the Payden Board and the Payden Board itself select Independent Trustees with a view toward constituting a board of trustees that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of each of the service providers to each of the Payden Funds, to decide upon matters of general policy and to represent the long-term interests of the shareholders of each of the Payden Funds. In doing so, the Nominating Committee and the Payden Board consider the qualifications, skills, attributes and experience of the current Payden Board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.
          The Payden Board seeks Independent Trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the board and committee structure of the P&R Trust, and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.
          As indicated in the chart above, each Independent Trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which each Independent Trustees draws in connection with his or her service, the chart summarizes key experience for each Independent Trustee. These references to the qualifications, attributes and skills of the Independent Trustees are pursuant to the disclosure requirements of the Securities and Exchange Commission, and shall not be deemed to impose any greater responsibility or liability on any Trustee or the Payden Board as a whole. Notwithstanding the accomplishments listed, none of the Independent Trustees is considered an “expert” within the meaning of the Federal securities laws with respect to information in the registration statement for the Payden Funds.
          Interested Trustees have similar qualifications, skills and attributes as the Independent Trustees. Interested Trustees serve as senior officers of Payden or its affiliates. This management role with the service providers to the Payden Funds also permits them to make a significant contribution to the Payden Board.
Payden Board Committees
          The Payden Board has established three standing committees — an Audit and Governance Committee, a Pricing Committee and a Nominating Committee. The functions performed by each of these committees are described below. Each current Trustee of the P&R Trust attended 75% or more of the respective meetings of the full Payden Board and of any committees of which he or she was a member that were held during the fiscal year ended October 31, 2010. The full Payden Board met five times during the fiscal year ended October 31, 2010.

Each Independent Trustee is a member of the P&R Trust’s Audit and Governance Committee. The principal responsibilities of the Audit and Governance Committee are to: (i) oversee the P&R Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) oversee the quality and objectivity of the P&R Trust’s financial statements and the independent audit thereof; (iii) act as a liaison between the P&R Trust’s independent registered public accounting firm and the full Payden Board; (iv) oversee the selection of independent counsel and monitor its continued performance; (v) develop and recommend to the Payden Board for its approval, an annual board self-assessment process; and (vi) receive reports from its members as to matters of regulatory news, industry developments or matters of interest learned through such member’s participation in industry forums, conferences or other programs in the nature of continuing education. Thomas V. McKernan, an Independent Trustee, is Chairman of the Committee. The Audit and Governance Committee met five times during the fiscal year ended October 31, 2010.

The Pricing Committee’s principal function is to generally oversee the P&R Trust’s pricing policies and procedures for securities in which the Payden Funds invest as applied on a day-to-day basis by the P&R Trust’s management and the Payden Funds’ investment advisers. The Pricing Committee is also responsible for recommending changes in these policies and procedures for adoption by the Payden Board. W.D. Hilton, Jr., Michael E. Salvay and Mary Beth Syal are the members of the Pricing Committee, and W.D. Hilton, Jr. is Chairman of the Committee. The Pricing Committee held four meetings during the fiscal year ended October 31, 2010.

The Nominating Committee is responsible for the identification and evaluation of possible candidates to serve as Trustees of the P&R Trust. Thomas V. McKernan and W.D. Hilton, Jr., each of whom is an Independent Trustee, are the members of the Nominating Committee, and Thomas V. McKernan is Chairman of the Committee. The Nominating Committee did not meet during the fiscal year ended October 31, 2010. Shareholders may recommend names of Trustee candidates to the Nominating Committee by written submission to: The Payden & Rygel Investment Group, Attention: Edward Garlock, Secretary, 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071.

Nominating Committee Considerations for Independent Trustees of the P&R Trust

The Nominating Committee evaluates candidates’ qualifications for Payden Board membership and the independence of such candidates under the requirements of the 1940 Act. The Nominating Committee believes that the significance of each nominee’s experience, qualifications, attributes or skills is particular to that individual, meaning there is no single litmus test of these matters, and that board effectiveness is best evaluated at the group level, not at the individual trustee level. As a result, the Nominating Committee has not established specific, minimum qualifications that must be met by an individual wishing to serve as a Trustee of the P&R Trust. When evaluating candidates for a position on the Payden Board, the Nominating Committee considers the potential impact of the candidate, along with his or her particular experiences, on the Payden Board as a whole. The diversity of a candidate’s background or experiences, when considered in comparison to the background and experiences of other members of the Payden Board, may or may not impact the Nominating Committee’s view as to the candidate. In accessing these matters, the Nominating Committee typically considers the following minimum criteria: (i) the candidate’s experience as a director or senior officer of public companies or other fund complexes; (ii) the candidate’s educational background; (iii) the candidate’s reputation for high ethical standards and personal and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Payden Board’s existing mix of skills and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Payden Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Payden Board; (vi) the candidate’s ability to qualify as an Independent Trustee under the requirements of the 1940 Act, the candidate’s independence from the Payden Funds’ service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest; and (vii) such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Payden Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).
Trustee Compensation.
Effective the fiscal year beginning November 1, 2010, each Independent Trustee will receive an annual retainer of $50,000, plus $5,000 for each in-person Board meeting, $2,500 for each telephonic Board meeting, $3,000 for each in-person Committee meeting and $1,500 for each telephonic Committee meeting, and reimbursement of related expenses. Chairmen of Board committees each receive an annual retainer of $2,000. For the fiscal year ended October 31, 2010, each Independent Trustee received an annual retainer of $40,000, plus $3,000 for each regular Board of Trustees meeting and/or committee meeting attended, $2,000 for each special Board of Trustees meeting and/or committee meeting and reimbursement of related expenses. Chairmen of Board committees each received an annual retainer of $2,000. If more than one Board or committee meeting occured on the same day, only one fee was paid. The following table sets forth the aggregate compensation paid by the P&R Trust for the fiscal year ended October 31, 2010 to the Trustees who are not affiliated with Metzler/Payden, Payden or Metzler and the aggregate compensation paid to such Trustees for services on the P&R Trust’s Board. The P&R Trust does not maintain a retirement plan for its Trustees.

		PENSION OR
		RETIREMENT		TOTAL
		BENEFITS	ESTIMATED	COMPENSATION
	AGGREGATE	ACCRUED AS	ANNUAL	FROM P&R TRUST
	COMPENSATION	PART OF P&R	BENEFITS	AND P&R TRUST
	FROM P&R	TRUST	UPON	COMPLEX
NAME	TRUST	EXPENSES	RETIREMENT	PAID TO TRUSTEE
W.D. Hilton, Jr.	$68,000	None	N/A	$68,000
Gerald S. Levey, M.D.	$66,000	None	N/A	$66,000
Thomas V. McKernan	$68,000	None	N/A	$68,000
Rosemarie T. Nassif*	$66,000	None	N/A	$66,000
Andrew J. Policano*	$66,000	None	N/A	$66,000
Dennis C. Poulsen	$66,000	None	N/A	$66,000
Stender E. Sweeney	$66,000	None	N/A	$66,000

P&R Trust Fund Shares Owned by Trustees as of December 31, 2010.

AGGREGATE DOLLAR RANGE
	DOLLAR RANGE OF FUND	OF SHARES OWNED IN
NAME	SHARES OWNED*	ALL P&R TRUST FUNDS*
Independent Trustees
W. D. Hilton, Jr		Over $100,000
Payden Cash Reserves Money Market Fund	Over $100,000
Payden GNMA Fund	Over $100,000
Payden High Income Fund	Over $100,000
Payden U.S. Growth Leaders Fund	Over $100,000
Payden Core Bond Fund	Over $100,000
Payden Value Leaders Bond Fund	Over $100,000
Payden Emerging Markets Bond Fund	Over $100,000
Payden Global Equity Fund	Over $100,000
Payden Corporate Bond Fund	Over $100,000
Payden Global Short Bond Fund	Over $100,000
Gerald S. Levey, M.D	None	None
Thomas V. McKernan		Over $100,000
Payden Value Leaders Fund	Over $100,000
Payden California Municipal Income Fund	Over $100,000
Payden GNMA Fund	Over $100,000
Payden Global Equity Fund	Over $100,000
Payden U.S. Growth Leaders Fund	Over $100,000
Payden High Income Fund	Over $100,000
Payden Tax Exempt Bond Fund	Over $100,000
Payden Emerging Markets Bond Fund	Over $100,000
Rosemarie T. Nassif	None	None
Andrew J. Policano		$1 - $10,000
Payden Global Fixed Income Fund	$1 - $10,000
Dennis C. Poulsen		$50,001 - $100,000
Payden Emerging Markets Bond Fund	$10,001 - $50,000
Payden U.S. Growth Leaders Fund	$1 - $10,000
Payden High Income Fund	$1 - $10,000
Stender E. Sweeney		Over $100,000
Payden High Income Fund	Over $100,000
Payden GNMA Fund	Over $100,000
Payden Core Bond Fund	Over $100,000
Payden Global Equity Fund	$1 - $10,000
Payden California Municipal Income Fund	$10,001 - $50,000
Payden Short Bond Fund	$10,001 - $50,000
Interested Trustees
Joan A. Payden		Over $100,000
Payden Global Equity Fund	Over $100,000
Payden Tax Exempt Bond Fund	$1- $10,000
Payden U.S. Growth Leaders Fund	Over $100,000
Payden Cash Reserves Money Market Fund	Over $100,000
Payden High Income Fund	Over $100,000
Payden Emerging Markets Bond Fund	Over $100,000
Payden California Municipal Income Fund	Over $100,000
Payden Corporate Bond Fund	Over $100,000
Michael E. Salvay		Over $100,000
Payden Value Leaders Fund	$10,001 - $50,000
Payden Cash Reserves Money Market Fund	$50,001 - $100,000
Payden Emerging Markets Bond Fund	$10,001 - $50,000
Payden Global Equity Fund	$50,001 - $100,000
Payden Global Fixed Income Fund	$1 - $10,000
Payden High Income Fund	$10,001 - $50,000
Mary Beth Syal	None	None

*	Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 — $50,000; $50,001 — $100,000; and over $100,000.

Officers
The current officers of the P&R Trust who perform policy-making functions and their affiliations and principal occupations for the past five years are as set forth below.

YEAR FIRST
ELECTED AS
	POSITION	AN OFFICER
	WITH	OF P&R	PRINCIAPAL OCCUPATION(S)
NAME, ADDRESS AND AGE	P&R TRUST	TRUST	DURING PAST 5 YEARS

Joan A. Payden	Chairman,	1992	President, Chief Executive
333 South Grand Avenue	CEO and		Officer and Director,
Los Angeles, CA 90071	Trustee		Payden & Rygel
Age: 79

Brian W. Matthews	Vice President	2003	Managing Principal,
333 South Grand Avenue	and Chief		CFO and Director,
Los Angeles, CA 90071	Financial		Payden & Rygel
Age: 49	Officer

Yot Chattrabhuti	Vice President	1997	Principal, Mutual Fund
333 South Grand Avenue			Operations, Payden & Rygel
Los Angeles, CA 90071 Age: 54

Bradley F. Hersh	Vice President	1998	Vice President and Treasurer,
333 South Grand Avenue	and Treasurer		Payden & Rygel
Los Angeles, CA 90071 Age: 42

David L. Wagner	Vice President	1996	Senior Vice President,
333 South Grand Avenue	and Chief		Risk Management, Payden & Rygel
Los Angeles, CA 90071	Compliance Officer
Age: 59

Edward S. Garlock	Secretary	1997	Managing Principal, General
333 South Grand Avenue			Counsel, Chief Compliance Officer
Los Angeles, CA 90071			and Director, Payden & Rygel
Age: 59
Codes of Ethics
Each of the P&R Trust, Metzler/Payden and the Distributor has adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each Code of Ethics permits applicable personnel subject to the particular Code of Ethics to invest in securities, including under certain circumstances securities that may be purchased or held by the Fund.
Proxy Voting Policies and Procedures
Effective June 9, 2003, the Board of Trustees adopted the P&R Trust’s “Proxy Voting Policy and Procedures,” pursuant to which it delegated the responsibility for voting proxies relating to portfolio securities held by the Fund to Metzler/Payden as part of Metzler/Payden’s general investment management responsibilities, subject to the continuing oversight of the Board of Trustees. Under the policy, Metzler/Payden shall present to the Board at least annually its policies, procedures and other guidelines for voting proxies, and at least annually, Metzler/Payden shall provide to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. The delegation by the Board to Metzler/Payden of the authority to vote proxies may be revoked by the Board, in whole or in part, at any time. Information regarding how the P&R Trust voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-572-9336, and on the SEC’s website at www.sec.gov.
Metzler/Payden’s “Proxy Voting Policy” states that it expects to fulfill its fiduciary obligation to the P&R Trust by monitoring events concerning the issuer of the particular security at issue and then by voting the proxies in a manner that is consistent with the best interests of the P&R Trust and that does not subordinate the P&R Trust’s interests to its own. With respect to several common issues that are presented, Metzler/Payden’s policy provides that, absent special client circumstances or specific client policies or instructions, Metzler/Payden will vote as follows on the issues listed below:

•	Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer. However, consideration may be given to the amount of shareholder dilution.

•	Vote for programs that permit an issuer to repurchase its own stock.

•	Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

•	Vote against management proposals to make takeovers more difficult (e.g., “poison pill” provisions, or supermajority votes).

•	Vote for management proposals on the retention of its independent registered public accounting firm. However, consideration may be given to the non-audit fees paid to the independent registered public accounting firm.

•	Vote for management endorsed director candidates, absent any special circumstances.
With respect to the wide variety of social and corporate responsibility issues that are presented, Metzler/Payden’s general policy is to take a position in favor of responsible social policies that are designed to advance the economic value of the issuing company. Further, Metzler/Payden’s policy provides that, except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by Metzler/Payden’s general proxy voting policies, Metzler/Payden’s Proxy Voting Committee will determine the manner of voting the proxy in question. However, many countries have “proxy blocking” regulations, which prohibit the sale of shares from the date that the vote is filed until the shareholder meeting. The Fund would be unable to sell its shares if a negative news event occurred during this time, thus harming shareholders. Metzler/Payden reserves the right to decline to vote proxies for stocks affected by proxy blocking regulations.
From time to time, Metzler/Payden may purchase for the Fund’s portfolio securities that have been issued by another of its investment advisory clients (other than an Acquired Fund). In that case, however, a conflict of interest may exist between the interests of the Fund and the interests of Metzler/Payden. To ensure that proxy votes are voted in the Fund’s best interest and unaffected by any conflict of interest that may exist, Metzler/Payden will vote on a proxy question that presents a material conflict of interest between the interests of the Fund and the interests of Metzler/Payden as follows. If one of Metzler/Payden’s general proxy voting policies described above applies to the proxy issue in question, Metzler/Payden will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the Fund and not of Metzler/Payden. However, if the general proxy voting policy does not further the interests of the Fund, Metzler/Payden will then seek specific instructions from the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Control Persons
As of December 31, 2010, the following persons held of record 25% or more of the outstanding shares of the Fund. The P&R Trust has no other information regarding the beneficial ownership of such shares: Charles Schwab & Co., as Nominee, San Francisco, CA, 54.79%.
If the Fund held an annual or special meeting of shareholders, the effect of other shareholders’ voting rights could be diminished by the influence of these controlling shareholders’ substantial voting power.
Principal Holders of Securities
As of December 31, 2010, the following persons held of record 5% or more of the outstanding shares of the Fund. The P&R Trust has no other information regarding the beneficial ownership of such shares: Charles Schwab & Co., as Nominee, San Francisco, CA, 54.79%; and TD Ameritrade Inc., as Nominee, Omaha NE, 7.96%.

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Management Ownership
As of December 31, 2010, the Trustees and officers of the P&R Trust, collectively, owned less than 1% of the outstanding shares of the Fund.
INVESTMENT ADVISORY AND OTHER SERVICES
INVESTMENT ADVISER

Metzler/Payden, founded in 1998, is a joint venture owned equally by Payden and MP&R Ventures, Inc., an affiliate of B. Metzler seel. Sohn & Co. Holding AG (“Metzler”) of Frankfurt, Germany. It currently has approximately $2.3 billion of assets under management. Payden, founded in 1983, is one of the largest independent investment counseling firms in the United States, with approximately $50 billion in assets under management. Metzler is a major German financial institution, and through its various subsidiaries, is one of the leading investment managers in Germany. It manages assets totaling 42 billion euro for institutional clients and mutual funds, including European equity and balanced funds.
Metzler/Payden’s focus is the management of equity and fixed income securities in both the domestic and global markets. Portfolios are actively managed according to client approved guidelines and benchmarks. In addition to its own employees, Metzler/Payden’s investment management process utilizes different teams, composed of personnel made available by Payden and Metzler pursuant to a Service Agreement, which are responsible for the day-to-day management of client portfolios, including the Metzler/Payden Fund, within the broad investment parameters set by Metzler/Payden’s Co-Chief Investment Officers.
Metzler/Payden provides investment management services to the Metzler/Payden Fund pursuant to an Investment Management Agreement with the P&R Trust dated as of January 12, 2011, as amended from time to time (the “Metzler/Payden Agreement”). The Metzler/Payden Agreement provides that Metzler/Payden will pay all expenses incurred in connection with managing the ordinary course of the Metzler/Payden Fund’s business, except the following expenses, which are paid by the Metzler/Payden Fund: (i) the fees and expenses incurred by the Metzler/Payden Fund in connection with the management of the investment and reinvestment of the Fund’s assets; (ii) the fees and expenses of Trustees who are not affiliated persons, as defined in Section 2(a)(3) of the 1940 Act, of Metzler/Payden; (iii) the fees and expenses of the P&R Trust’s custodian, transfer agent, fund accounting agent and administrator; (iv) the charges and expenses of legal counsel and independent accountants for the P&R Trust and legal counsel to the Independent Trustees; (v) brokers’ commissions and any issue or transfer taxes chargeable to the Metzler/Payden Fund in connection with its securities and futures transactions; (vi) all taxes and corporate fees payable by the Metzler/Payden Fund to Federal, state or other governmental agencies; (vii) the fees of any trade associations of which the P&R Trust may be a member; (viii) the cost of fidelity bonds and trustees and officers errors and omission insurance; (ix) the fees and expenses involved in registering and maintaining registration of the Metzler/Payden Fund and of its shares with the SEC, registering the P&R Trust as a broker or dealer and qualifying the shares of the Metzler/Payden Fund under state securities laws, including the preparation and printing of the P&R Trust’s registration statements, prospectuses and statements of additional information for filing under Federal and state securities laws for such purposes; (x) communications expenses with respect to investor services and all expenses of shareholders’ and trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders; (xi) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the P&R Trust’s business, and (xii) any expenses assumed by the P&R Trust pursuant to a plan of distribution adopted in conformity with Rule 12b-1 under the 1940 Act.
The Metzler/Payden Agreement provides that Metzler/Payden receives a monthly fee from the Metzler/Payden Fund at the annual rate of 0.75% of average daily net assets.
Gross fees earned by Metzler/Payden, Metzler/Payden Fund expenses subsidized by Metzler/Payden and the net advisory fee or net expense subsidy for the past three fiscal years ended October 31 for the Metzler/Payden Fund are shown below.

	FISCAL YEAR ENDED OCTOBER 31
	2008 (000S)			2009 (000S)			2010 (000S)
	FEE	SUBSIDY	NET FEE/SUBSIDY	FEE	SUBSIDY	NET FEE/SUBSIDY	FEE	SUBSIDY	NET FEE/SUBSIDY
Metzler/Payden
European Emerging
Markets Fund	$3,698	$—	$3,698	$1,054	$(31)	$1,023	$1,442	$(263)	$1,179
The Metzler/Payden Fund is responsible for its own operating expenses. Metzler/Payden has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Metzler/Payden Fund’s aggregate Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expensses interest and tax expenses) to 1.50%. Any such reductions made by Metzler/Payden in its fees or payment of expenses which are the Metzler/Payden Fund’s obligation are subject to reimbursement by the Fund to Metzler/Payden, if so requested by Metzler/Payden, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed this expense limitation on Fund expenses. Metzler/Payden is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.
In the event the operating expenses of the Metzler/Payden Fund, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the Fund’s applicable expense limitation, Metzler/Payden shall reduce its advisory fee to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Metzler/Payden shall be deducted from the monthly advisory fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, Metzler/Payden shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.
The Metzler/Payden Agreement provides that Metzler/Payden will not be liable for any error of judgment or mistake of law or for any loss suffered by the Metzler/Payden Fund in connection with the performance of the Metzler/Payden Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of Metzler/Payden’s duties or from reckless disregard by Metzler/Payden of its duties and obligations thereunder. Unless earlier terminated as described below, the Metzler/Payden Agreement will continue in effect with respect to the Metzler/Payden Fund for two years after the Fund’s inclusion in the P&R Trust’s Master Trust Agreement (on or around its commencement of operations) and then continue for the Fund for periods not exceeding one year so long as such continuation is approved annually by the Board of Trustees (or by a majority of the outstanding voting shares of each such Fund as defined in the 1940 Act) and by a majority of the Trustees who are not interested persons of any party to the Metzler/Payden Agreement by vote cast in person at a meeting called for such purpose. The Metzler/Payden Agreement terminates upon assignment and may be terminated with respect to the Metzler/Payden Fund without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

SHAREHOLDER SERVICING PLAN
The P&R Trust has adopted a Shareholder Servicing Plan with respect to the Metzler/Payden Fund that allows the Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Fund through the intermediary. The fee is payable at an annual rate not to exceed 0.25% of the Fund’s average daily net assets invested through the intermediary. In each case, because these fees are paid out of the Fund’s assets, over time these fees will also increase the cost of a shareholder’s investment in the Fund.
The shareholder services that may be provided under the Shareholder Servicing Plan are non-distribution shareholder services which the intermediary provides with respect to shares of the Fund owned from time to time by customers of the intermediary. Such services include (i) transfer agent and sub-transfer agent type of services for beneficial owners of Fund shares, (ii) aggregating and processing purchase and redemption orders for Fund shareholders, (iii) providing beneficial owners of Fund shares who are not record owners with statements showing their positions in the Fund, (iv) processing dividend payments for Fund shares, (v) providing sub-accounting services for Fund shares held beneficially, (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updated prospectuses to beneficial owners of shares who are not record owners, (vii) receiving, tabulating and transmitting proxies executed by beneficial owners of Fund shares who are not record owners, (viii) responding generally to inquiries these shareholders have about the Fund or the Payden Funds, and (ix) providing such other information and assistance to these shareholders as they may reasonably request.
In addition to fees paid under the Shareholder Servicing Plan for the Metzler/Payden Fund, the Fund’s investment adviser may pay service, administrative or other similar fees to broker/dealers or other financial intermediaries. Those fees are generally for sub-accounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. Those payments are sometimes necessary to ensure that the Fund is listed on supermarket and other platforms maintained by certain dealers, agents and financial institutions. The Fund’s investment adviser believes that such payments and listings will make shares of the Fund available to a wider distribution network. The rate of those fees paid by the Fund’s investment adviser may vary and ranges from 0.10% to 0.15% of the average daily net assets of the Fund attributable to a particular intermediary.
DISTRIBUTION ARRANGEMENTS
Pursuant to an agreement (the “Distribution Agreement”) with the P&R Trust, Payden & Rygel Distributors (the “Distributor”), 333 South Grand Avenue, Los Angeles, California 90071, acts as distributor for the Metzler/Payden Fund. The Distributor has agreed to use its best efforts to effect sales of shares of the Fund, but is not obligated to sell any specified number of shares. The offering of Fund shares is continuous. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Metzler/Payden Agreement described above. Pursuant to the Distribution Agreement, the P&R Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.
No compensation is payable by the Fund to the Distributor for its distribution services. The Distributor pays for the personnel involved in accepting orders for purchase and redemption of Fund shares, expenses incurred in connection with the printing of Prospectuses and SAIs (other than those sent to existing shareholders), sales literature, advertising and other communications used in the public offering of shares of the Fund, and other expenses associated with performing services as distributor of the Fund’s shares. The Fund pays the expenses of issuance, registration and transfer of its shares, including filing fees and legal fees.

ADMINISTRATOR, TRANSFER AGENT, FUND ACCOUNTANT, CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Administrator
Treasury Plus, Incorporated (“Treasury Plus”), located at 333 South Grand Avenue, Los Angeles, California 90071, is a wholly owned subsidiary of Payden which serves as administrator to the Fund. Under its Administration Agreement with the P&R Trust, Treasury Plus has agreed to prepare periodic reports to regulatory authorities, maintain financial accounts and records of the Fund, transmit communications by the Fund to shareholders of record, make periodic reports to the Board of Trustees regarding Fund operations, and oversee the work of the fund accountant and transfer agent.
For providing administrative services to the Fund, Treasury Plus receives in each case a monthly fee at the annual rate of 0.15% of the daily net assets of the Fund.
In the case of its Administration Agreement with the P&R Trust with respect to the Fund, Treasury Plus has agreed that, if in any fiscal year the expenses borne by the Fund exceeds the applicable expense limitations imposed by the securities regulations of any state in which shares of the Fund are registered or qualified for sale to the public, it will reimburse the Fund for a portion of such excess expenses, which portion is determined by multiplying the excess expenses by the ratio of (i) the fees respecting the Fund otherwise payable to Treasury Plus pursuant to its agreement with the P&R Trust, to (ii) the aggregate fees respecting the Fund otherwise payable to Treasury Plus pursuant to its agreement and to Metzler/Payden pursuant to the Metzler/Payden Agreement with the P&R Trust.
During the last three fiscal years, Treasury Plus earned the amounts listed below.

	FISCAL YEAR ENDED OCTOBER 31
	2008 (000S)	2009 (000S)	2010 (000S)
Metzler/Payden European Emerging Markets Fund	$635	$211	$289

Transfer Agent
Pursuant to its agreement with the P&R Trust, UMB Fund Services, Inc. (“UMB”), located at 803 W. Michigan Street, Milwaukee, Wisconsin 53233, provides transfer agency services to the Metzler/Payden Fund. These services include the issuance and redemption of Fund shares, maintenance of shareholder accounts and preparations of annual investor tax statements. UMB receives from the P&R Trust fees for these transfer agency services, and certain out-of-pocket expenses are also reimbursed at actual cost.
Fund Accountant
Pursuant to its agreement with the P&R Trust, The Bank of New York Mellon (“BNY Mellon”), located at 135 Santilli Highway, Everett, Massachusetts 02149, provides fund accounting services to the Metzler/Payden Fund. These services include the calculation of daily expense accruals and net asset value per share for the Fund. BNY Mellon receives from the P&R Trust fees for these fund accounting services, and certain out-of-pocket expenses are also reimbursed at actual cost.
The liability provisions of the agreements between Treasury Plus, UMB and BNY Mellon with the P&R Trust are similar to those of the Metzler/Payden Agreement discussed above. In addition, the P&R Trust has agreed to indemnify Treasury Plus, UMB and BNY Mellon against certain liabilities. The agreement may be terminated by either party to such agreement on 90 days’ notice.
Custodian
Pursuant to the agreement with the P&R Trust, BNY Mellon (the “Custodian”) serves as custodian for the Metzler/Payden Fund. The Custodian’s address is One Boston Place, Boston, Massachusetts 02109. Under its Custodian Agreement with the P&R Trust, the Custodian has agreed among other things to maintain a separate account in the name of the Fund; hold and disburse portfolio securities and other assets on behalf of the Fund; collect and make disbursements of money on behalf of the Fund; and receive all income and other payments and distributions on account of the Fund’s portfolio securities.
Pursuant to rules adopted under the 1940 Act, the Fund may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. The Board of Trustees of the P&R Trust has delegated to the Custodian the selection of foreign custodians and to Metzler/Payden the selection of securities depositories. Selection of such foreign custodial institutions and securities depositories is made following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and risks of nationalization or expropriation of Fund assets. No assurance can be given that the appraisal by the Custodian and by Metzler/Payden of the risks in connection with foreign custodial and securities depository arrangements will always be correct, or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Fund will not occur, and shareholders bear the risk of losses arising from these or other events.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the Fund. Deloitte provides audit services to the Fund. Its address is 111 S. Wacker Drive, Chicago, Illinois 60606-4301. The financial statements of the Fund set forth in the combined 2010 Annual Report to Shareholders on Form N-CSR incorporated herein, as described in the “Financial Statements” discussion in the “Other Information” section in this SAI, have been audited by Deloitte, as stated in its report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of Deloitte, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

PORTFOLIO MANAGERS

Portfolio Manager Conflicts of Interest
Metzler/Payden has adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager’s management of the Metzler/Payden Fund and his or her management of other accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among the Fund and accounts, use of information regarding the timing of Fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. Metzler/Payden has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that Metzler/Payden will anticipate all potential conflicts of interest.
Portfolio Manager Fund Holdings and Other Managed Accounts
As described below, portfolio managers may personally own shares of the Fund for which they act as portfolio manager. In addition, portfolio managers may manage a portion of other mutual funds, pooled investment vehicles or accounts advised by Metzler/Payden.
The following table reflects information as of October 31, 2010. None of these accounts pay performance-based fees, with the exception of one pooled investment vehicle for which both Mr. Brueck and Ms. Beer are portfolio managers.

NUMBER OF
OTHER REGISTERED
		INVESTMENT	NUMBER OF OTHER	NUMBER OF
		COMPANIES	POOLED INVESTMENT	OTHER ACCOUNTS
		(RICS) THAT	VEHICLES (PIVS)	THAT PORTFOLIO
		PORTFOLIO MANAGER	THAT PORTFOLIO	MANAGER MANAGES
	DOLLAR RANGE	MANAGES (ASSETS	MANAGER MANAGES	(ASSETS OF
	OF FUND SHARES	OF RICS IN	(ASSETS OF PIVS	OTHER ACCOUNTS
PORTFOLIO MANAGER	OWNED(1)	MILLIONS)(2)	IN MILLIONS)(3)	IN MILLIONS)(4)
MARKUS BRUECK		None	2 $ 79	4 $ 280
Metzler/Payden European Emerging Markets Fund	None

SIMONE BEER		None	3 $ 92	3 $ 185
Metzler/Payden European Emerging Markets Fund	None

(1)	Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 — $50,000; $50,001 — $100,000; $100,001 — $500,000; $500,001 — $1,000,000; over $1,000,000. The amounts listed include shares owned through Metzler/Payden’s 401(k) Plan.

(2)	Indicates fund(s) where the portfolio manager also has significant responsibilities for the day-to-day management of the fund(s).

(3)	Represents both domestic pooled investment vehicles and offshore funds advised by Metzler/Payden. The offshore funds are only sold to offshore investors.

(4)	Reflects other separately managed accounts in which Metzler/Payden is the investment adviser.
Portfolio Manager Compensation
A portfolio manager’s compensation is split into a fixed and a variable component. The variable component is mainly determined by the performance of the individual accounts managed by the portfolio manager, the overall performance of the firm, in this case the Metzler Bank Group, and the portfolio manager’s interaction within in the team.
PORTFOLIO TRANSACTIONS — BROKERAGE ALLOCATION AND OTHER PRACTICES
The Fund pays commissions to brokers in connection with the purchase and sale of equity securities, options and futures contracts. There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities involve commissions which are generally higher than those in the United States.
The Fund’s investment adviser places all orders for the purchase and sale of portfolio securities, options and futures contracts for the Fund and buys and sells such securities, options and futures for the Fund through a substantial number of brokers and dealers. In so doing, the Fund’s investment adviser seeks the best execution available. In seeking the most favorable execution, the investment adviser considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Fund’s investment adviser periodically evaluates the performance of brokers used for the purchase and sale of portfolio securities to ensure that the Fund is obtaining best execution of these transactions. Metzler/Payden does not have any “soft dollar” arrangements with any broker-dealer.
Some securities considered for investment by the Fund’s portfolio may also be appropriate for other clients served by the Fund’s investment adviser. If a purchase or sale of securities consistent with the investment policies of the Fund is considered at or about the same time as a similar transaction for one or more other clients served by the Fund’s investment adviser, transactions in such securities will be allocated among the Fund and other clients in a manner deemed fair and reasonable by the investment adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Fund’s investment adviser, and the results of such allocations, are subject to periodic review by the Fund’s Board of Trustees.
The investment adviser manages the Fund without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the Federal tax laws (see “Taxation”). Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The higher the rate of portfolio turnover, the higher these transaction costs borne by the Fund generally will be. The turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for a particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In calculating the rate of portfolio turnover, all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less, are excluded. Interest rate and currency swap, cap and floor transactions do not affect the calculation of portfolio turnover.
The brokerage commissions paid by the Fund during the last three fiscal years are noted below:

	FISCAL YEAR ENDED OCTOBER 31
	2008	2009	2010
Metzler/Payden European Emerging Markets Fund	$5,263,769	$981,475	$1,150,932
Brokerage commissions paid by the Fund significantly declined during the fiscal year ended October 31, 2009 as a result of significantly reduced trading activity.
The Board of Trustees of the P&R Trust periodically reviews the performance of Metzler/Payden in connection with the placement of portfolio transactions on behalf of the Fund.
PURCHASES AND REDEMPTIONS
Certain managed account clients of the investment adviser for the Fund may purchase shares of that Fund. To avoid the imposition of duplicative fees, the Fund’s investment adviser may be required to make adjustments in the management fees charged separately by the investment adviser to these managed account clients to offset the generally higher level of management fees and expenses resulting from a client’s investment in the Fund.

The Fund may, at the sole discretion of the Fund’s investment adviser, accept securities in exchange for shares of the Fund. Securities which may be accepted in exchange for shares of the Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market, as determined by reference to the liquidity and pricing policies established by the Board of Trustees of the P&R Trust; and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange, or market quotations by third party broker-dealers.
The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.
The Metzler/Payden Fund reserves the right to pay any redemption price in whole or in part by a distribution in kind of securities held by the Metzler/Payden Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder would incur transaction costs upon the disposition of the securities received in the distribution.
Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account for their then-current value (which will be promptly be paid to the investor) if at any time, due to shareholder redemptions, the shares in the Fund account do not have a value of at least $5,000. An investor will be notified that the value of his or her account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least $5,000 before the redemption is processed. The P&R Trust’s Master Trust Agreement also authorizes the Fund to redeem shares under certain other circumstances as may be specified by the Fund’s Board of Trustees.
TAXATION
The Fund intends to qualify annually and has elected to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from interests in qualified publicly traded partnerships, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the “Diversification Test”). The U.S. Treasury is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly relating to investing in stocks or securities. To date, such regulations have not been issued.
In addition, no definitive guidance currently exists with respect to the classification of interest rate swaps and cross-currency swaps as securities or foreign currencies for purposes of certain of the tests described above. Accordingly, to avoid the possibility of disqualification as a regulated investment company, the Fund will limit its positions in swaps to transactions for the purpose of hedging against either interest rate or currency fluctuation risks, and will treat swaps as excluded assets for purposes of determining compliance with the Diversification Test.
If the Fund qualifies as a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from the prior eight years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders, if the Fund distributes to its shareholders at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any long-term capital losses) and 90% of its net exempt interest income each taxable year. The Fund intends to distribute to its shareholders substantially all of its investment company taxable income monthly and any net capital gains annually. Investment company taxable income or net capital gains not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (with adjustments) for the calendar year and foreign currency gains or losses for the calendar year, (2) 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to Federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with the distribution requirements.
DISTRIBUTIONS
Dividends paid out of the Fund’s investment company taxable income will generally be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to Federal income tax to the extent permitted under the applicable tax exemption.
For individual shareholders, a portion of the distributions paid by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates to the extent the Fund designates the amount distributed as a qualifying dividend. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. Distributions of net capital gains, and designated as such, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund’s shares and are not eligible for the dividends received deduction. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.
HEDGING TRANSACTIONS
Many of the options, futures contracts and forward contracts used by the Fund are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”). Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.
Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Fund, may result in “straddles” for U.S. Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income or net capital gain for the taxable year in which such losses are realized. Because limited regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.
The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.
The qualifying income and diversification requirements applicable to the Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or forward contracts.
SALES OF SHARES
Upon disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed by “wash sale” rules to the extent the shares disposed of are replaced by other Fund shares or other substantially identical stock or securities within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be the basis of the shares sold, increased or decreased by the difference, if any, between the price of the acquired share and the shares sold. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.
BACKUP WITHHOLDING
The Fund may be required to withhold for U.S. Federal income taxes 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. Federal tax liability.
FOREIGN INVESTMENTS
Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund amortizes or accrues premiums or discounts, accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In addition, the Fund’s investment adviser intends to manage the Fund with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use such amount (subject to limitations) as a foreign tax credit against his or her U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified in writing not later than 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year. Absent the Fund making the election to “pass through” the foreign source income and foreign taxes, none of the distributions may be treated as foreign source income for purposes of the foreign tax credit calculation.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit is modified for purposes of the Federal alternative minimum tax, and foreign taxes may not be deductible in computing alternative minimum taxable income.
CERTAIN DEBT SECURITIES
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount issued after July 18, 1984 is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.
Some of the debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having an acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income ratably over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.
The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.
OTHER TAXES
Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain Federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying Federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying Federal obligations. Moreover, for state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on Federal National Mortgage Association Certificates and Government National Mortgage Association Certificates). The Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s dividend distribution which is attributable to interest on Federal obligations, and will indicate to the extent possible from what types of Federal obligations such dividends are derived.

Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund. The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. Paul, Hastings, Janofsky & Walker LLP, counsel to the P&R Trust, has expressed no opinion in respect thereof.
FUND PERFORMANCE
The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund’s share price, yield and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS
Yields for each class of shares of the Fund used in advertising are computed by dividing the interest income of the class for a given 30-day or one month period, net of expenses allocable to the class, by the average number of shares of the class entitled to receive dividends during the period, dividing this figure by the class’ net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For the Fund’s investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and converted to U.S. dollars either when they are actually converted or at the end of the period, whichever is earlier. Capital gains and losses are generally excluded from the calculation, as are gains and losses from currency exchange rate fluctuations.
The Fund may, from time to time, include the current yield or effective yield in advertisements or reports to shareholders or prospective investors. These performance figures are based on historical results calculated under uniform SEC formulas and are not intended to indicate future performance.
Yield refers to the income generated by an investment in the Fund over a seven-day period, expressed as an annual percentage rate. Effective yields are calculated similarly, but assume that the income earned from the Fund is reinvested in the Fund. Because of the effects of compounding, effective yields are slightly higher than yields.

Because yield accounting methods differ from the methods used for other accounting purposes, the Fund’s yield may not equal its distribution rate or income reported in the Fund’s financial statements. Yields and other performance information may be quoted numerically, or in a table, graph or similar illustration.
TOTAL RETURN CALCULATIONS
Total returns quoted in advertising with respect to shares of the Fund reflect all aspects of the Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in the net asset value per share over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in shares of the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would result from an average annual total return of 7.18%, which is the steady annual total return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund’s performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.
The one-year, five year and since inception total returns for the Fund through October 31, 2010 were as follows. All returns are on an annualized basis:

	1 YEAR	5 YEARS	SINCE INCEPTION	INCEPTION DATE
Metzler/Payden European Emerging Markets Fund	16.70	8.52	20.40	December 30, 2002
In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns for shares reflecting the simple change in value of an investment over a stated period of time. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income, capital (including capital gains and changes in share price) and currency returns in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information maybe quoted numerically, or in a table, graph or similar illustration.
OTHER INFORMATION
CAPITALIZATION
P&R Trust
The Fund and each of the other funds listed below is a series of the P&R Trust, an open-end management investment company organized as a Massachusetts business trust in January 1992. The capitalization of each such fund consists solely of an unlimited number of shares of beneficial interest. The P&R Trust Board of Trustees has currently authorized eighteen series of shares: (1) the Metzler/Payden Fund discussed in this SAI; (2) the following sixteen series discussed in another Prospectus and SAI — the Payden Limited Maturity Fund, Payden Short Bond Fund, Payden U.S. Government Fund, Payden GNMA Fund, Payden Core Bond Fund, Payden Corporate Bond Fund, Payden High Income Fund, Payden Cash Reserves Money Market Fund, Payden Tax Exempt Bond Fund, Payden California Municipal Income Fund, Payden Value Leaders Fund, Payden U.S. Growth Leaders Fund, Payden Global Short Bond Fund, Payden Global Fixed Income Fund, Payden Emerging Markets Bond Fund and Payden Global Equity Fund; and (3) the Payden/Kravitz Cash Balance Plan Fund series, which is also discussed in a separate Prospectus and SAI. Each of the eighteen funds is currently open and operational.
The P&R Trust Board of Trustees has established more than one class of shares for each of the following funds: (1) the Payden/Kravitz Cash Balance Plan Fund — the Institutional Class, the Adviser Class and the Retirement Class; (2) for each of the Payden U.S. Government, Payden GNMA, Payden Core Bond, Payden High Income, Payden Emerging Markets Bond and Payden U.S. Growth Leaders Funds — the Investor Class and the Adviser Class, although no Adviser Class Shares of the Payden U.S. Growth Leaders Fund have been issued to date; and (3) the Payden Cash Reserves Money Market Fund — the Investor Class and Class D, although no Class D Shares have been issued to date.
The P&R Trust Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) and additional classes of shares at any time in the future. Advisory and administrative fees will generally be charged to each class of shares based upon the assets of that class. Expenses attributable to a single class of shares will be charged to that class. Establishment and offering of additional portfolios will not alter the rights of the funds’ shareholders. Shares do not have preemptive rights or subscription rights. All shares, when issued, will be fully paid and non-assessable by the P&R Trust. The P&R Trust Board of Trustees may liquidate a fund at any time without shareholder approval. In liquidation of a fund, each shareholder is entitled to receive his or her pro rata share of the assets of the fund.
Expenses incurred by the P&R Trust in connection with its organization and the initial public offering of the fund are being reimbursed to Metzler/Payden, subject to the expense limitation described in the Prospectus under “Investment Adviser”, and amortized on a straight line basis over a period of five years. Expenses incurred in the organization of subsequently offered series of the P&R Trust will be charged to those series and will be amortized on a straight line basis over a period of not less than five years.

MASTER TRUST AGREEMENT
Under Massachusetts law, shareholders of the Fund or of any other series of the P&R Trust could, under certain circumstances, be held personally liable for the obligations of the Fund or such other series. However, the Master Trust Agreement disclaims liability of the shareholders of the Fund or of any other series of the P&R Trust for acts or obligations of the P&R Trust, which are binding only on the assets and property of the Fund or such other series, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Fund, or by any other series, or the P&R Trust Board of Trustees. The P&R Trust Master Trust Agreement provides for indemnification out of the property for all loss and expense of any shareholder held personally liable for the obligations of the Fund or any other series of the P&R Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund or any other series of the P&R Trust itself would be unable to meet its obligations and thus should be considered remote.
The Master Trust Agreement provides further that no officer or Trustee of the P&R Trust will be personally liable for any obligations of the P&R Trust, nor will any officer or Trustee be personally liable to the P&R Trust or its shareholders except by reason of his or her own bad faith, willful misfeasance, gross negligence in the performance of his or her duties or reckless disregard of his or her obligations and duties. With these exceptions, the Master Trust Agreement provides that a Trustee or officer of the P&R Trust is entitled to be indemnified against all liabilities and expenses, including reasonable accountants’ and counsel fees, incurred by the Trustee or officer in connection with the defense or disposition of any proceeding in which he or she may be involved or with which he or she may be threatened by reason of his or her being or having been a Trustee or officer.
VOTING
Shareholders of the Fund and any other series of the P&R Trust will vote in the aggregate and not by series or class except as otherwise required by law or when the P&R Trust Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class of shares. Pursuant to Rule 18f-2 under the 1940 Act, the approval of an investment advisory agreement or any change in a fundamental policy would be acted upon separately by the series affected. Matters such as ratification of the independent registered public accounting firm and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the P&R Trust voting without regard to series or class.

MARKET PRICING ERRORS
The P&R Trust Board of Trustees has adopted “Guidelines Concerning Correction of Market Pricing Errors,” which set forth the procedures used in handling market pricing errors and their impact on the Fund’s net asset value per share (“NAV”) and its shareholders. Depending on the size of the error, corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to the Fund, or correction of any erroneous NAV, compensation to the Fund and reprocessing of individual shareholder transactions. Under the Guidelines, exceptions to the policy may be granted as facts or circumstances warrant.
COUNSEL
Paul, Hastings, Janofsky & Walker LLP (“Paul Hastings”) acts as counsel to the P&R Trust and to the Independent Trustees of the P&R Trust. Paul Hastings’ address is 515 South Flower Street, Los Angeles, California 90071.
LICENSE AGREEMENT AND MARKS
Metzler/Payden has entered into a non-exclusive License Agreement with the P&R Trust which permits the P&R Trust to use the name “Metzler/Payden Rygel”. Metzler/Payden has the right to require the P&R Trust to cease using the name at such time as Metzler/Payden is no longer employed as investment manager to the P&R Trust.
FINANCIAL STATEMENTS
The audited financial statements and financial highlights of the Fund are incorporated in this SAI by reference to the combined 2010 Annual Report to Shareholders on Form N-CSR. The financial statements in such Annual Report have been audited by the Fund’s independent registered public accounting firm, Deloitte & Touche LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference.
Additional copies of the Fund’s 2010 Annual Report to Shareholders may be obtained at no charge by calling 1-800-572-9336.
REGISTRATION STATEMENT
This SAI and the Prospectus do not contain all the information included in the P&R Trust’s registration statement filed with the SEC under the Securities Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to herein are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

THE PAYDEN & RYGEL INVESTMENT GROUP
F O R M N-1A
PART C: OTHER INFORMATION
Item 28. Exhibits.

(a.1)	Master Trust Agreement of Registrant (a).

(a.2)	Certificate of Amendment of Master Trust Agreement (b).

(a.3)	Amendment No. 2 to the Master Trust Agreement dated September 16, 1993 (c).

(a.4)	Amendment No. 3 to the Master Trust Agreement dated December 13, 1993 (d).

(a.5)	Amendment No. 4 to the Master Trust Agreement dated March 17, 1994 (e).

(a.6)	Amendment No. 5 to the Master Trust Agreement dated as of August 31, 1994 (f).

(a.7)	Amendment No. 6 to the Master Trust Agreement (g).

(a.8)	Amendment No. 7 to the Master Trust Agreement (h).

(a.9)	Amendment No. 8 to the Master Trust Agreement (i).

(a.10)	Amendment No. 9 to the Master Trust Agreement (j).

(a.11)	Amendment No. 10 to the Master Trust Agreement (k).

(a.12)	Form of Amendment No. 11 to the Master Trust Agreement (k).

(a.13)	Form of Amendment No. 12 to the Master Trust Agreement (l).

(a.14)	Form of Amendment No. 13 to the Master Trust Agreement (m).

(a.15)	Form of Amendment No. 14 to the Master Trust Agreement (u).

(a.16)	Form of Amendment No. 15 to the Master Trust Agreement (u).

(a.17)	Amendment No. 16 to the Master Trust Agreement (v).

(a.18)	Form of Amendment No. 17 to the Master Trust Agreement (v).

(a.19)	Amendment No. 18 to the Master Trust Agreement (y).

(a.20)	Amendment No. 19 to the Master Trust Agreement (y).

(a.21)	Amendment No. 20 to the Master Trust Agreement (z).

(a.22)	Form of Amendment No. 21 to the Master Trust Agreement (aa).

(a.23)	Form of Amendment No. 22 to the Master Trust Agreement (cc).

(a.24)	Form of Amendment No. 23 to the Master Trust Agreement (cc).

(a.25)	Form of Amendment No. 24 to the Master Trust Agreement (cc).

(a.26)	Form of Amendment No. 25 to the Master Trust Agreement (dd).

(a.27)	Form of Amendment No. 26 to the Master Trust Agreement (ee).

(a.28)	Form of Amendment No. 27 to the Master Trust Agreement (ee).

(a.29)	Form of Amendment No. 28 to the Master Trust Agreement (ff).

(a.30)	Form of Amendment No. 29 to the Master Trust Agreement (ff).

(a.31)	Form of Amendment No. 30 to the Master Trust Agreement (ff).

(a.32)	Form of Amendment No. 31 to the Master Trust Agreement (gg).

(a.33)	Form of Amendment No. 32 to the Master Trust Agreement (hh).

(a.34)	Form of Amendment No. 33 to the Master Trust Agreement (hh).

(a.35)	Form of Amendment No. 34 to the Master Trust Agreement (hh).

(a.36)	Form of Amendment No. 35 to the Master Trust Agreement (hh).

(a.37)	Form of Amendment No. 36 to the Master Trust Agreement (hh).

(a.38)	Form of Amendment No. 37 to the Master Trust Agreement (ii).

(a.39)	Form of Amendment No. 38 to the Master Trust Agreement (jj).

(a.40)	Form of Amendment No. 39 to the Master Trust Agreement (nn).

(a.41)	Form of Amendment No. 40 to the Master Trust Agreement (nn).

(a.42)	Form of Amendment No. 41 to the Master Trust Agreement (nn).

(a.43)	Form of Amendment No. 42 to the Master Trust Agreement (oo).

(b)	By-laws of Registrant (a).

(c)	None.

(d.1)	Investment Management Agreement between Registrant and Payden & Rygel (n).

(d.2)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of September 16, 1993, adding Tax-Exempt Bond Fund to the Agreement (n).

(d.3)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated December 29, 1993, adding Short Bond, Core Bond (previously Intermediate Bond) and Opportunity Bond (previously Investment Quality Bond) Funds to the Agreement (n).

(d.4)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of April 29, 1994, adding Limited Maturity Fund to the Agreement (e).

(d.5)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel dated as of June 14, 1994 with respect to Class B shares (e).

(d.6)	Agreement between Registrant and Payden & Rygel dated June 14, 1994 with respect to voluntary expense limitations (g).

(d.7)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding U.S. Treasury Fund and International Bond Fund (previously Global Opportunity Fund) to the Agreement (g).

(d.8)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding Market Return Fund to the Agreement (o).

(d.9)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding Value Leaders (previously Growth & Income) Fund to the Agreement (k).

(d.10)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding Global Short Bond Fund to the Agreement (l).

(d.11)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding Total Return Fund, International Equity Fund and Global Balanced Fund to the Agreement (m).

(d.12)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Cash Reserves (previously Bunker Hill) Money Market Fund to the Agreement (u).

(d.13)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the High Income Fund to the Agreement (v).

(d.14)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Emerging Markets Bond Fund, EuroDirect Fund and California Municipal Income Fund to the Agreement (w).

(d.15)	Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the U.S. Growth Leaders Fund and the European Aggressive Growth Fund to the Agreement (z).

(d.16)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Low Duration Bond Fund to the Agreement (aa).

(d.17)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the GNMA Fund to the Agreement (aa).

(d.18)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Small Cap Leaders Fund to the Agreement (bb).

(d.19)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden Real Return Fund to the Agreement (gg).

(d.20)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden/Wilshire Longevity Fund 2010+, Payden/Wilshire Longevity Fund 2020+, Payden/Wilshire Longevity Fund 2030+ and Payden/Wilshire Longevity Fund 2040+ (hh).

(d.21)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden Global Equity Fund (ii).

(d.22)	Form of Amendment to Investment Management Agreement between Registrant and Payden & Rygel adding the Payden Corporate Bond Fund (ll).

(d.23)	Investment Management Agreement between Registrant and Payden\Kravitz Investment Advisers LLC (Formerly Payden/KDS Investment Advisers LLC) (mm).

(d.24)	Form of Investment Management Agreement between Registrant and Metzler/Payden LLC (oo).

(e.1)	Distribution Agreement between Registrant and Payden & Rygel Distributors, Inc. (n).

(e.2)	Amendment to Distribution Agreement between Registrant and Payden & Rygel Distributors dated August 31, 1992 (p).

(f)	None.

(g)	Form of Mutual Fund Custody and Services Agreement between Registrant and Boston Safe Deposit and Trust Company (ee).

(h.1)	Management and Administration Agreement between Registrant and Treasury Plus, Incorporated, dated as of January 1, 1996 (o).

(h.2)	Amendment to Management and Administration Agreement between Registrant and Treasury Plus, Incorporated, dated as of August 26, 1999 (bb).

(h.3)	Amendment to Management and Administration Agreement between Registrant and Treasury Plus, Incorporated, dated as of October 31, 2005 (oo).

(h.4)	Amendment to Management and Administration Agreement between Registrant and Treasury Plus, Incorporated, dated as of June 18, 2008 (oo).

(h.5)	Form of Accounting Services Agreement between Registrant and Boston Safe Deposit and Trust Company (ee).

(h.6)	Form of Transfer Agency Agreement between Registrant and UMB Fund Services, Inc (gg).

(h.7)	License Agreement between Registrant and Payden & Rygel (n).

(h.8)	Form of Guaranteed Expense Limitation and Reimbursement Agreement between Registrant and Payden/Kravitz Investment Advisers LLC (Formerly Payden/KDS Investment Advisers LLC) (mm).

(h.9)	Form of Temporary Expense Limitation and Reimbursement Agreement between Registrant and Payden/Kravitz Investment Advisers LLC (Formerly Payden/KDS Investment Advisers LLC) (mm).

(i.1)	Opinion of Counsel (b).

(j)	Consent of independent registered public accounting firm.

(k)	Not applicable.

(l)	Investment letter of Payden & Rygel (b).

(m.1)	The Payden & Rygel Investment Group Distribution Plan, adopted September 9, 1997 (u).

(m.2)	Form of The Payden & Rygel Investment Group Rule 12b-1 Distribution Plan, amended June ___, 2009 (nn).

(n)	Form of The Payden & Rygel Investment Group Multiple Class Plan, amended June ___, 2009 (nn).

(o)	Reserved.

(p.1)	Code of Ethics of The Payden & Rygel Investment Group (hh).

(p.2)	Code of Ethics of Payden & Rygel (hh).

(p.3)	Supplemental Code of Ethics of The Payden & Rygel Investment Group for Principal Officers and Senior Financial Officers (gg).

(p.4)	Code of Ethics of Payden/KDS Investment Advisers LLC (ll).

(p.5)	Code of Ethics of Metzler/Payden LLC.

(q)	Powers of Attorney of W. D. Hilton, Jr., Gerald S. Levey, M.D., Thomas V. McKernan, Rosemarie T. Nassif, Andrew J. Policano, Dennis C. Poulsen, Michael E. Salvay, Stender E. Sweeney and Mary Beth Syal (mm).

(a)	Filed as an exhibit to the Registration Statement on April 2, 1992 and incorporated herein by reference.

(b)	Filed as an exhibit to the Pre-Effective Amendment No. 2 to the Registration Statement on July 28, 1992 and incorporated herein by reference.

(c)	Filed as an exhibit to Post-Effective Amendment No. 2 to the Registration Statement and incorporated herein by reference.

(d)	Filed as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement on January 24, 1994 and incorporated herein by reference.

(e)	Filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement on June 30, 1994 and incorporated herein by reference.

(f)	Filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement on October 17, 1994 and incorporated herein by reference.

(g)	Filed as an exhibit to Post-Effective Amendment No. 11 to the Registration Statement on January 12, 1995 and incorporated herein by reference.

(h)	Filed as an exhibit to Post-Effective Amendment No. 15 to the Registration Statement on July 6, 1995 and incorporated herein by reference.

(i)	Filed as an exhibit to Post-Effective Amendment No. 17 to the Registration Statement on October 5, 1995 and incorporated herein by reference.

(j)	Filed as an exhibit to Post-Effective Amendment No. 21 to the Registration Statement on February 7, 1996 and incorporated herein by reference.

(k)	Filed as an exhibit to Post-Effective Amendment No. 24 to the Registration Statement on May 29, 1996 and incorporated herein by reference.

(l)	Filed as an exhibit to Post-Effective Amendment No. 25 to the Registration Statement on July 3, 1996 and incorporated herein by reference.

(m)	Filed as an exhibit to Post-Effective Amendment No. 26 to the Registration Statement on September 23, 1996 and incorporated herein by reference.

(n)	Filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement on July 1, 1994 and incorporated herein by reference.

(o)	Filed as an exhibit to Post-Effective Amendment No. 16 to the Registration Statement on September 11, 1995 and incorporated herein by reference.

(p)	Filed as an exhibit to Post-Effective Amendment No. 1 to the Registration Statement on February 17, 1993 and incorporated herein by reference.

(q)	Filed as an exhibit to Post-Effective Amendment No. 27 to the Registration Statement on December 20, 1996 and incorporated herein by reference.

(r)	Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement on June 19, 1992 and incorporated herein by reference.

(s)	Filed as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement on March 1, 1994 and incorporated herein by reference.

(t)	Filed as an exhibit to Post-Effective Amendment No. 29 to the Registration Statement on April 17, 1997 and incorporated herein by reference.

(u)	Filed as an exhibit to Post-Effective Amendment No. 31 to the Registration Statement on September 24, 1997 and incorporated herein by reference.

(v)	Filed as an exhibit to Post-Effective Amendment No. 34 to the Registration Statement on December 29, 1997 and incorporated herein by reference.

(w)	Filed as an exhibit to Post-Effective Amendment No. 35 to the Registration Statement on October 19, 1998 and incorporated herein by reference.

(x)	Filed as an exhibit to Post-Effective Amendment No. 36 to the Registration Statement on December 31, 1998 and incorporated herein by reference.

(y)	Filed as an exhibit to Post-Effective Amendment No. 37 to the Registration Statement on April 15, 1999 and incorporated herein by reference.

(z)	Filed as an exhibit to Post-Effective Amendment No. 38 to the Registration Statement on July 21, 1999 and incorporated herein by reference.

(aa)	Filed as an exhibit to Post-Effective Amendment No. 39 to the Registration Statement on July 29, 1999 and incorporated herein by reference.

(bb)	Filed as an exhibit to Post-Effective Amendment No. 40 to the Registration Statement on November 19, 1999.

(cc)	Filed as an exhibit to Post-Effective Amendment No. 41 to the Registration Statement on February 15, 2000.

(dd)	Filed as an exhibit to Post-Effective Amendment No. 43 to the Registration Statement on March 1, 2001.

(ee)	Filed as an exhibit to Post-Effective Amendment No. 44 to the Registration Statement on February 28, 2002.

(ff)	Filed as an exhibit to Post-Effective Amendment No. 45 to the Registration Statement on January 31, 2003.

(gg)	Filed as an exhibit to Post Effective Amendment No. 46 to the Registration Statement on February 11, 2004.

(hh)	Filed as an exhibit to Post-Effective Amendment No. 54 to the Registration Statement on June 8, 2007.

(ii)	Filed as an exhibit to Post-Effective Amendment No. 55 to the Registration Statement on January 17, 2008.

(jj)	Filed as an exhibit to Post-Effective Amendment No. 57 to the Registration Statement on April 25, 2008

(kk)	Filed as an exhibit to Post-Effective Amendment No. 58 to the Registration Statement on July 24, 2008.

(ll)	Filed as an exhibit to Post-Effective Amendment No. 59 to the Registration Statement on December 24, 2008.

(mm)	Filed as an exhibit to Post-Effective Amendment No. 61 to the Registration Statement on March 11, 2009.

(nn)	Filed as an exhibit to Post-Effective Amendment No. 63 to the Registration Statement on August 13, 2009.

(oo)	Filed as an exhibit to Post-Effective Amendment No. 66 to the Registration Statement on November 12, 2010.

Item 29. Persons Controlled by or Under Common Control with Registrant.
As of December 31, 2010, the following persons held of record 25% or more of the outstanding shares of the following funds of the Registrant: Payden U.S. Government Fund-Investor Class, Valley Medical Center, Renton, WA, 41.72%; Payden U.S. Government Fund-Adviser Class, Nationwide Trust Co., as Nominee, Columbus, OH, 92.19%; Payden GNMA Fund-Investor Class, Charles Schwab & Co., as Nominee, San Francisco, CA, 41.16%; Payden GNMA-Adviser Class, Massachusetts Mutual Life Insurance Co., as Nominee, Springfield, MA, 55.46%; Payden Core Bond Fund-Investor Class, Jicarilla Apache Nation, Dulce, NM, 37.04%; Payden Core Bond Fund-Adviser Class, Massachusetts Mutual Life Insurance Co., as Nominee, Springfield, MA, 99.74%; Payden Corporate Bond Fund-Investor Class, Charles Schwab & Co., as Nominee, San Francisco, CA, 40.74%; Payden High Income Fund-Adviser Class, National Financial Services Corp., as Nominee, New York, NY, 83.06%; Payden Tax Exempt Bond Fund-Investor Class, Charles Schwab & Co., as Nominee, San Francisco, CA, 68.18%; Payden California Municipal Income Fund-Investor Class, Charles Schwab & Co., as Nominee, San Francisco, CA, 54.36%; Payden Global Fixed Income Fund-Investor Class, TASB Risk Management Fund, Austin, TX, 26.40%; National Financial Services Corp., as Nominee, New York, NY, 25.81%; Payden Emerging Markets Bond Fund-Investor Class, Charles Schwab & Co., as Nominee, San Francisco, CA, 29.26%; Payden Emerging Markets Bond Fund-Adviser Class, Charles Schwab & Co., as Nominee, San Francisco, CA, 69.01%; National Financial Services, Corp., as Nominee, New York, NY, 29.40%; Payden U.S. Growth Leaders Fund, TASB Risk Management Fund, Austin, TX, 36.12%; Charles Schwab & Co., as Nominee, San Francisco, CA, 28.40%; Payden Global Equity Fund-Investor Class, Charles Schwab & Co., as Nominee, San Francisco, CA, 68.92%; Payden/Kravitz Cash Balance Plan Fund-Institutional Class, Charles Schwab & Co., as Nominee, San Francisco, CA, 59.70%; Payden/Kravitz Cash Balance Plan Fund-Adviser Class, Charles Schwab & Co., as Nominee, San Francisco, CA, 43.89%; and Payden/Kravitz Cash Balance Plan Fund-Retirement Class, Hartford Life Insurance Co., as Nominee, Hartford, CT, 45.58%.
Item 30. Indemnification.

          Section 6.4 of Article VI of Registrant’s Master Trust Agreement, filed herewith as Exhibit a.1, provides for the indemnification of Registrant’s trustees and officers against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office (“Disabling Conduct”).
          Section 7 of Registrant’s Investment Management Agreement, filed herewith as Exhibit d.1, provides for the indemnification of Registrant’s Adviser, Payden & Rygel, against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct. Section 7 of Registrant’s Investment Management Agreement, filed herewith as Exhibit d.23, provides for the indemnification of Registrant’s Adviser, Payden/KDS Investment Advisers LLC, against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its misconduct as described therein. Section 7 of Registrant’s Investment Management Agreement, filed herewith as Exhibit d.24, provides for the indemnification of Registrant’s Adviser, Metzler/Payden LLC, against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its misconduct as described therein. Section 4 of Registrant’s Distribution Agreement, filed herewith as Exhibit e.1, provides for the indemnification of Registrant’s Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct.
          Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.
          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser.
          During the two fiscal years ended December 31, 2010, Payden & Rygel has engaged principally in the business of providing investment services to institutional clients. During such period, the other substantial businesses, professions, vocations or employments of the directors and officers of Payden & Rygel have been as set forth below. The principal business address of such persons is 333 South Grand Avenue, Los Angeles, California 90071, except as otherwise indicated below.

Name and Principal
Business Address	Office	Other Employment
Joan A. Payden	President, CEO and Director

Robin Creswell	Managing Principal and Director	Managing Director, Payden & Rygel Global Ltd.

Edward S. Garlock	Managing Principal and Director

Asha B. Joshi	Managing Principal and Director

Brian W. Matthews	Managing Principal, Chief Financial Officer and Director	Executive Vice President and Chief Financial Officer, Metzler/Payden LLC

Gregory T. Morrison	Managing Principal and Director

James P. Sarni	Managing Principal and Director

Mary Beth Syal	Managing Principal and Director

Scott J. Weiner	Managing Principal and Director	Co-Chief Investment Officer, Metzler/Payden LLC

          Payden/Kravitz Investment Advisers LLC (“Payden/Kravitz”) is an investment adviser for the Registrant’s Payden/Kravitz Cash Balance Plan Fund. The principal address of Payden/Kravitz is 333 South Grand Avenue, Los Angeles, California 90071. Payden/Kravitz is an investment adviser under the Investment Advisers Act of 1940. To the knowledge of Registrant, none of the directors or officers of Payden/Kravitz is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Payden/Kravitz or one of its members.
           Metzler/Payden LLC (“Metzler/Payden”) is an investment adviser for the Registrant’s Metzler/Payden European Emerging Markets Fund. The principal address of Metzler/Payden is 333 South Grand Avenue, Los Angeles, California 90071. Metzler/Payden is an investment adviser under the Investment Advisers Act of 1940. To the knowledge of Registrant, none of the directors or officers of Metzler/Payden is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Metzler/Payden or one of its members.

Item 32. Principal Underwriters.
          (a) In addition to the Registrant, Payden & Rygel Distributors, Inc. acts as principal underwriter, depositor or investment adviser to The Metzler/Payden Investment Group.
          (b) Information is furnished below with respect to the officers and directors of Payden & Rygel Distributors, Inc. The principal business address of such persons is 333 South Grand Avenue, Los Angeles, California 90071, except as otherwise indicated below.

Positions and
	Offices with	Positions and
Name and Principal	Principal	Offices with
Business Address	Underwriter	Registrant
Joan A. Payden	Chairman, President, Chief Executive Officer and Director	Trustee, Chairman of the Board and Chief Executive Officer

Bradley F. Hersh	Chief Financial Officer	Vice President and Treasurer

Gregory P. Brown	Vice President and Director	None

Yot Chattrabhuti	Vice President	Vice President

Edward S. Garlock	Secretary	Secretary
          (c) Not applicable.
Item 33. Location of Accounts and Records.
          All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained either at the offices of the Registrant (333 South Grand Avenue, Los

Angeles, California 90071); its adviser, Payden & Rygel (333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071); its adviser, Payden/Kravitz Investment Advisers LLC (333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071); its adviser, Metzler/Payden LLC (333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071); its Administrator, Treasury Plus, Inc. (333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071); its Fund Accountant, The Bank of New York Mellon (135 Santilli Highway, Everett, Massachusetts 02149); its Transfer Agent, UMB Fund Services, Inc. (803 West Michigan Street, Milwaukee, Wisconsin 53233); or its Custodian, The Bank of New York Mellon (One Boston Place, Boston, Massachusetts 02108).
Item 34. Management Services.
          Not Applicable.
Item 35. Undertakings.
          Registrant hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.
          Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES
          Pursuant to the requirements of the Securities Act of 1933 (the “1933 Act”) and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 24th day of January, 2011. The undersigned hereby certifies that this amendment meets all requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act.

THE PAYDEN & RYGEL INVESTMENT GROUP

By	/s/ Joan A. Payden

Joan A. Payden
Chairman
          Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Joan A. Payden Joan A. Payden	Trustee and Principal Executive Officer	January 24, 2011

Gerald S. Levey* Gerald S. Levey, M.D.	Trustee	January 24, 2011

Rosemarie T. Nassif* Rosemarie T. Nassif	Trustee	January 24, 2011

Andrew J. Policano* Andrew J. Policano	Trustee	January 24, 2011

Dennis C. Poulsen* Dennis C. Poulsen	Trustee	January 24, 2011

Thomas McKernan, Jr.* Thomas McKernan, Jr.	Trustee	January 24, 2011

Stender E. Sweeney* Stender E. Sweeney	Trustee	January 24, 2011

W. D. Hilton, Jr.* W. D. Hilton, Jr.	Trustee	January 24, 2011

/s/ Michael E. Salvay Michael E. Salvay	Trustee	January 24, 2011

/s/ Mary Beth Syal Mary Beth Syal	Trustee	January 24, 2011

/s/ Brian W. Matthews Brian W. Matthews	Principal Financial and Accounting Officer	January 24, 2011

*/s/ Joan A. Payden By: Joan A. Payden
Attorney-In-Fact

EXHIBIT INDEX
THE PAYDEN & RYGEL INVESTMENT GROUP
FORM N-1A REGISTRATION STATEMENT
POST-EFFECTIVE AMENDMENT NO. 65

Exhibit No.	Title of Exhibit

(j.1)	Consent of independent registered public accounting firm.